      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 12, 2004

                                                    1933 ACT FILE NO. 333-114200

                                                     1940 ACT FILE NO. 811-21502

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2
                        (Check appropriate Box or Boxes)

           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        /X/ Pre-Effective Amendment No. 1


                        / / Post-Effective Amendment No.

                                       and

       / / REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               /X/ Amendment No. 6


                      RMR HOSPITALITY AND REAL ESTATE FUND
          Exact Name of Registrant as Specified in Declaration of Trust

                       400 CENTRE STREET, NEWTON, MA 02458
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 332-9530
               Registrant's Telephone Number, including Area Code

                               RMR Advisors, Inc.
                                400 Centre Street
                           Newton Massachusetts 02458
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                    COPY TO:


      Karen L. Linsley, Esq.                         Geoffrey R.T. Kenyon
     Sullivan & Worcester LLP                         Goodwin Procter LLP
      One Post Office Square                            Exchange Place
         Boston, MA 02109                              Boston, MA 02109


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

     It is proposed that this filing will become effective (check appropriate box)

/ /  when declared effective pursuant to section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                                       PROPOSED         PROPOSED
                                                                       MAXIMUM          MAXIMUM
TITLE OF SECURITIES                               AMOUNT BEING      OFFERING PRICE      AGGREGATE           AMOUNT OF
BEING REGISTERED                                   REGISTERED          PER UNIT      OFFERING PRICE (1)  REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares $0.0001 par value         680 Shares         $ 25,000         $ 17,000,000        $ 2,153.90(2)


(1)  Estimated solely for the purpose of calculating the registration fee.

(2) $1,267 of this amount was previously paid. The remainder was transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED MAY 11, 2004


PROSPECTUS


                             680 SHARES, SERIES TH
                   LIQUIDATION PREFERENCE, $25,000 PER SHARE


                                     [LOGO]

                      RMR HOSPITALITY AND REAL ESTATE FUND
                            AUCTION PREFERRED SHARES


OFFERING. RMR Hospitality and Real Estate Fund ("we," "us" or the "Fund") is offering 680 Series Th auction preferred shares. The shares are referred to in this prospectus as "Preferred Shares."


INVESTMENT OBJECTIVES. We are a recently organized, non-diversified, closed end management investment company. Our primary investment objective is to earn and pay to our shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will meet our investment objectives.


OUR ADVISOR. RMR Advisors, Inc. (our "Advisor") is our investment manager. Our Advisor has been in business since December 2003 and has only limited prior experience operating an investment company, but affiliates of our Advisor have extensive experience in the hospitality and real estate industries. Our Advisor is an affiliate of Reit Management & Research LLC ("Reit Management"), a company that, together with its predecessors, has been in business since 1986. Reit Management is currently manager of three public real estate investment trusts, or REITs, that together have invested over $8.5 billion in real estate across the United States, including Hospitality Properties Trust, a REIT which owns 285 hotels in which it has invested $3.2 billion. We do not invest in Hospitality Properties Trust or any other company affiliated with our Advisor.


INVESTMENT POLICIES. Our managed assets are equal to the net asset value of our common shares plus the liquidation preference of the Preferred Shares and the principal amount of any borrowings outstanding. Generally, in normal market conditions, we expect that: (i) at least 90% of our managed assets will be invested in income producing securities issued by hospitality and real estate companies, including common shares, preferred shares and debt; (ii) at least 25% of our managed assets will be in securities issued by hospitality companies;
(iii) at least 25% of our managed assets will be securities issued by real estate companies; and (iv) no more than 45% of our managed assets will be non-investment grade ratable debt or preferred shares.


    INVESTING IN OUR PREFERRED SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 18. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.



                                                    PER SHARE      TOTAL
                                                    ---------   -----------
Public Offering Price.............................   $25,000    $17,000,000
Sales Load (1)....................................
Proceeds to the Fund..............................


--------------------


(1) Sales commissions resulting from the issuance of the Preferred Shares will be borne as an expense of the Fund.


    Total offering expenses paid by us (which do not include the sales load) are
estimated to be $         . "Proceeds to the Fund" does not reflect this amount.
The public offering price per share will be increased by the amount of distributions, if any, that have accumulated from the date the Preferred Shares are first issued.

    The Preferred Shares will be delivered in book-entry form through the
facilities of The Depository Trust Company, on or about             , 2004.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                              RBC CAPITAL MARKETS

                            ------------------------


                                          , 2004

DISTRIBUTIONS AND OTHER INFORMATION. Investors in Preferred Shares will be entitled to receive cash distributions at an annual rate that may vary for the successive rate periods for the Preferred Shares. Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid distributions. Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. See "Description of Preferred Shares." The distribution rate for the initial rate period will be
    %. The initial distributions will be paid on          , 2004 and the initial
rate period will be   days from the date of issuance, which is          , 2004.
For subsequent rate periods, the Preferred Shares will pay distributions based on a rate set at auctions. These auctions will usually be held every 7 days.


    After the initial rate period described in this prospectus, investors may buy or sell Preferred Shares through an order placed at auction with or through a broker-dealer in accordance with the procedures specified in this prospectus.

    You should review carefully the detailed information regarding the auction procedures which appears in this prospectus and our Statement of Additional Information ("SAI") and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell Preferred Shares based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and (iii) ownership of Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company ("DTC") (or any successor securities depository). The Preferred Shares are redeemable, in whole or in part, at our option on the second business day prior to any date distributions are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid distributions to the date of redemption. See "Description of Preferred
Shares -- Redemption."


    You should read this prospectus, which contains important information about us, before deciding whether to invest in our Preferred Shares, and retain it for
future reference. Our SAI, dated          , 2004 containing additional
information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 51 of this prospectus, by calling 1-866-790-8165 or 1-617-332-9530 or by writing to us. You can get the same information free from the SEC's EDGAR database on the Internet (http:/ /www.sec.gov).



    The Preferred Shares will be senior to our outstanding common stock. The Preferred Shares will not be listed on an exchange. Our common shares are traded on the American Stock Exchange ("AMEX") under the symbol "RHR". It is a condition of closing this offering that the Preferred Shares at the time of closing carry ratings of AAA from Fitch Ratings, Inc. and of Aaa from Moody's Investors Service, Inc.


NON-INVESTMENT GRADE RATABLE SECURITIES. Under normal market conditions and after the initial investment period following this offering, we expect up to 45% of our investments may be in below investment grade, high yield securities, including high yield bonds (commonly known as "junk bonds"), preferred securities, convertible debt and preferred securities and non-investment grade asset or mortgage backed securities and unrated securities considered by our Advisor to be of comparable quality. Below investment grade securities are considered to be speculative with respect to capacity to pay interest and dividend income and repay principal. Investments in non-investment grade securities involve greater risk than investments in higher rated securities.

OUR PREFERRED SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

                            ------------------------

                               TABLE OF CONTENTS


                                 PAGE
                               --------
Prospectus Summary............     4
Financial Highlights..........    15
The Fund......................    16
Use of Proceeds...............    16
Capitalization................    17
Risk Factors..................    18
Investment Objectives and
  Policies....................    26
Interest Rate Transactions....    29
Management of the Fund........    30
Description of Preferred
  Shares......................    32
The Auction...................    40



                                 PAGE
                               --------
Description of Common
  Shares......................    44
Certain Provisions in the
  Declaration of Trust........    45
Repurchase of Fund Shares.....    47
Tax Matters...................    47
Underwriting..................    49
Custodian and Transfer
  Agents......................    50
Legal Matters.................    50
Table of Contents of the
  Statement of Additional
  Information.................    51


    You should rely only on the information contained or incorporated by reference into this prospectus. We have not, and the underwriter has not, authorized anyone to provide you with different information. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the cover page of this prospectus.

    Until          , 2004 (25 days after the date of this prospectus), all
dealers that buy, sell or trade our Preferred Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR PREFERRED SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH AT "RISK FACTORS."


The Fund..........................  RMR Hospitality and Real Estate Fund is a recently organized, non-diversified, closed end management investment company that commenced operations in April 2004. Our common shares are
                                    traded on the AMEX under the symbol "RHR".

The Offering......................  We are offering shares of preferred stock, par value $.0001 per share, which have been designated Series Th auction preferred shares, with a purchase price of $25,000 per share. The shares of preferred stock offered hereby are called "Preferred Shares"
                                    in the rest of this prospectus. The Preferred Shares are
                                    offered through RBC Dain Rauscher Inc. as the sole underwriter
                                    ("RBC" or the "Underwriter"). See "Underwriting."

                                    Issuance of the Preferred Shares represents leverage financing of the Fund. The Preferred Shares entitle their holders to receive cash distributions at an annual rate that may vary for the successive rate periods for the Preferred Shares. In
                                    general, except as described under "-- Distributions and Rate
                                    Periods" below and "Description of Preferred Shares --
                                    Distributions and Rate Periods," the rate period for the
                                    Preferred Shares will be 7 days. The auction agent ("Auction
                                    Agent") will determine the distribution rate for a particular rate period based on an auction conducted on the business day next preceding the first day of that rate period. See "The
                                    Auction."

                                    The Preferred Shares will not be listed on an exchange.
                                    Instead, investors may buy or sell Preferred Shares in an
                                    auction by submitting orders to broker-dealers that have
                                    entered into an agreement with the Auction Agent
                                    ("Broker-Dealers") or to a broker-dealer that has entered into an agreement with a Broker-Dealer.

                                    Generally, investors in Preferred Shares will not receive
                                    certificates representing ownership of their shares. DTC or its nominee for the account of the investor's broker-dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain
                                    records of that investor's beneficial ownership of Preferred
                                    Shares.

Investment Objectives.............  Our primary investment objective is to earn and pay to our shareholders a high level of current income by investing in hospitality and real estate companies. Generally, a hospitality company is a company which derives at least 50% of its revenue directly or indirectly from or has at least 50% of its assets invested in businesses related to lodging, dining, recreation or entertainment services. Hospitality companies include, but are not limited to, companies that own, operate, franchise or support hotels, resorts, clubs, tourism, restaurants,
                                    recreation and cruise lines. Generally, a real estate company is a company which derives at least 50% of its revenue directly or indirectly from real estate or has at least 50% of its
                                    assets represented by ownership of real estate. If a company qualifies as both a hospitality company and a real estate
                                    company, our investments in securities of that company will be classified by our Advisor as either hospitality or real estate investments. Capital appreciation is our secondary objective.
                                    There can be no assurance that we will achieve these
                                    objectives. Our investment objectives are fundamental policies and cannot be changed without shareholder approval.

Investment Strategy and Use of
  Proceeds........................  We intend to use the proceeds of this offering to make investments in securities issued by hospitality and real estate companies. We expect that substantially all of the proceeds of this offering will be invested, in accordance with our
                                    investment objectives, within three months from the time of closing of this offering. Generally, under normal market
                                    conditions, our investment strategies will be as follows:

                                    -    At least 90% of our managed assets will be invested in
                                         income producing common shares, preferred shares and debt
                                         securities, including convertible preferred and debt
                                         securities, issued by hospitality and real estate
                                         companies. Managed assets not so invested will be invested in other debt, equity securities and money market
                                         instruments.

                                    -    At least 25% of our managed assets will be invested in
                                         securities issued by hospitality companies.

                                    -    At least 25% of our managed assets will be invested in
                                         securities issued by real estate companies, including real estate investment trusts, or REITs.

                                    -    We expect that our investments in hospitality company
                                         securities will be predominantly debt and preferred
                                         securities. We expect that our investments in real estate
                                         company securities will be predominantly common and
                                         preferred securities issued by REITs. REITs generally pay
                                         high distributions as compared to other companies because
                                         of tax regulations that require REITs to distribute at
                                         least 90% of their taxable income. We intend to use the
                                         combination of dividends and interest to meet our
                                         objective of high current income.

                                    -    The preferred shares and debt securities in which we may
                                         invest are sometimes referred to as "ratable securities."
                                         We will not invest in non-investment grade ratable
                                         securities if, as a result of the investment, more than
                                         45% of our managed assets would be invested in
                                         non-investment grade ratable securities including high
                                         yield bonds (commonly referred to as "junk bonds"),
                                         convertible debt securities, preferred securities (whether convertible or not) and non-investment grade asset or
                                         mortgage backed securities. A ratable security will be
                                         considered non-investment grade if it is not rated Baa3,
                                         BBB-, BBB- or higher by at least one of Moody's Investors
                                         Service, Inc., ("Moody's"), Standard & Poor's, a division
                                         of The McGraw- Hill Companies, Inc. ("S&P") or Fitch
                                         Ratings, Inc. ("Fitch"), respectively, or if it is unrated but considered to be of comparable quality by our Advisor.

                                    -    In anticipation of, or in response to, adverse market
                                         conditions or for cash management purposes, we may
                                         temporarily hold all or any portion of our assets in cash, money market instruments, commercial paper, shares of
                                         money market funds, investment grade bonds or other
                                         investment grade debt securities, including government
                                         securities. Our investment objectives may not be achieved
                                         during these times.

                                    -    In connection with our use of leverage, we may enter into
                                         interest rate swap or cap transactions or purchase or sell futures or options on futures.

                                    -    We will not invest in the securities of Hospitality
                                         Properties Trust or any company managed by REIT
                                         Management, or any other affiliate of our Advisor.

Ratings of Preferred Shares.......  The Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at the time of closing. There can be no assurance that the Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at all times in the future.
                                    These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by us and our Advisor and information obtained from other sources. The ratings may be changed, suspended or
                                    withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See
                                    "Description of Preferred Shares -- Rating Agency Guidelines
                                    and Asset Coverage."

Investment Advisor................  Our Advisor is our investment manager. Our Advisor is a company that has a limited operating history, having begun the
                                    substantial majority of its business activities in December
                                    2003. As of May 3, 2004, our Advisor had $187 million of assets under management.

                                    Our Advisor is an affiliate of Reit Management. Reit Management has been in business since 1986 and provides management
                                    services to Hospitality Properties Trust, a REIT which owns hospitality properties, HRPT Properties Trust, a REIT which owns office buildings, and Senior Housing Properties Trust, a
                                    REIT which owns senior housing properties, and to other real estate related businesses. Together these entities have
                                    invested over $8.5 billion in real estate in over 650
                                    properties, containing approximately 71 million square feet of space, in 42 states of the U.S. and in the District of
                                    Columbia. Personnel of the Advisor who are responsible for our day to day operations and who contribute to our investment decisions are also involved in the operations of Reit
                                    Management. We believe that their experience in direct
                                    ownership and management of real estate, including the
                                    management of Hospitality Properties, may afford us a
                                    competitive advantage in evaluating the securities which are issued by hospitality and real estate companies.

                                    We pay our Advisor a monthly fee equal to an annual rate of
                                    0.85% of our average daily managed assets (i.e., the net asset value of our common shares plus the liquidation preference of our Preferred Shares and the principal amount of any borrowings outstanding). Because this fee is calculated on the basis of our managed assets, our use of leverage increases the fee paid to our Advisor. For the five years after April 30, 2004, our
                                    Advisor has contractually agreed to waive a portion of its fees equal to an annual rate of 0.25% of our average daily managed assets.

Custodian.........................  State Street Bank and Trust Company serves as custodian of our assets.

Administration and
  Subadministration...............  Our Advisor also acts as our administrator. Substantially all administrative activities are conducted on our behalf by State
                                    Street Bank and Trust Company, as subadministrator.

Transfer Agent....................  The Bank of New York will serve as our transfer agent with respect to our Preferred Shares.

Auction Agent.....................  The Bank of New York will serve as our auction agent.

Principal Risks...................  AUCTION RISK. If an auction fails you may not be able to sell some or all of your Preferred Shares. Neither the
                                    Broker-Dealers nor we are obligated to purchase Preferred
                                    Shares in an auction or otherwise, nor are we required to
                                    redeem Preferred Shares in the event of a failed auction.

                                    SECONDARY MARKET RISK. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for your purchase price plus accumulated and unpaid distributions, especially when market interest rates are rising. If we designate a
                                    special rate period, changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer your shares outside of auctions only to or through a Broker-Dealer or a
                                    broker-dealer that has entered into an agreement with a
                                    Broker-Dealer. Broker-Dealers are not required to maintain a market for Preferred Shares.

                                    RATINGS AND ASSET COVERAGE RISK. A rating agency could
                                    downgrade or withdraw its rating of the Preferred Shares, which could affect their liquidity and their value in a secondary market. The value of our investment portfolio may decline, reducing the asset coverage for the Preferred Shares. We may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your
                                    shares.

                                    LEVERAGE RISK. Our leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These risks include the possibility of higher volatility of the net asset value of the
                                    Fund and the Preferred Shares' asset coverage.

                                    If short term interest rates rise, distribution rates on the
                                    Preferred Shares may rise so that the amount of distributions to be paid to holders of Preferred Shares ("Preferred
                                    Shareholders") exceeds the income from our investment
                                    portfolio. If long term interest rates rise, the value of our investment portfolio may decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

                                    In addition to the risks described above, certain general risks of investing affect your investment and may limit our ability to pay distributions and meet our asset coverage requirements on the Preferred Shares. These risks include:

                                    LIMITED OPERATING HISTORY. We are a recently organized company that commenced operations in April 2004.

                                    INEXPERIENCED ADVISOR. Our Advisor has limited experience
                                    managing a registered investment company.

                                    CONCENTRATION OF INVESTMENTS. Our portfolio will be
                                    concentrated in the hospitality and real estate industries. A decline in the revenues or profitability of the hospitality industry or in the market value of real estate generally is likely to cause a decline in the value of our investment
                                    portfolio and reduce asset coverage for the Preferred Shares.
                                    Certain issuers whose securities we purchase may be active in both the real estate and hospitality industries and thus may be exposed to the risks affecting both industries.

                                    NON-DIVERSIFICATION RISK. Our investment portfolio is and will be focused upon securities in only two industries. Also,
                                    because we are non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), we can invest a greater percentage of our assets in securities of a single company than can a diversified fund. Accordingly, the value of our
                                    investment portfolio and your investment in our Preferred
                                    Shares may be more volatile than an investment in a diversified fund.

                                    HOSPITALITY INDUSTRY RISKS. Our investment focus on hospitality securities creates risks, including the following:

                                    -    Much of the hospitality industry is highly dependent upon
                                         business travel and entertainment spending. Economic
                                         declines or the anticipation of economic declines can
                                         bring rapid declines in the levels of travel and
                                         entertainment spending.

                                    -    Many segments of the hospitality industry are dependent
                                         upon travel, particularly the airline industry. If airline travel is significantly reduced because of safety concerns as occurred after the terrorist attack on the United
                                         States on September 11, 2001, the hospitality industry
                                         will be negatively affected, and the value of hospitality
                                         industry securities in which we invest may decline.

                                    -    Some parts of the hospitality industry are vulnerable to
                                         rapid changes in consumer tastes and preferences. For
                                         example, hotels generally require high levels of capital
                                         expenditures to remain up to date and competitive; and
                                         these capital expenditures can affect the profitability of hotels and the values of securities which we may own.

                                    REAL ESTATE RISKS. Our investment focus on real estate
                                    securities creates risks, including the following:

                                    -    Securities of companies that own office or industrial
                                         buildings are vulnerable to changes in office or
                                         industrial occupancies and rents; securities of companies
                                         that own healthcare facilities may be highly dependent
                                         upon Medicare and Medicaid payments which are subject to
                                         changes in government policies; securities of companies
                                         that own retail properties are vulnerable to changes in
                                         consumer spending practices and to bankruptcies of large
                                         retail firms; securities of companies that own apartment
                                         buildings are affected by changes in housing market
                                         conditions; and securities of companies that own other
                                         types of real estate are subject to risks associated with
                                         that type of real estate.

                                    -    Real estate companies in which we will invest are
                                         susceptible to other special risks. For example: real
                                         estate taxes and property

                                         insurance costs have increased materially within the past
                                         year; environmental laws have made real estate owners
                                         responsible for clean up costs which can be material; and
                                         other laws require real estate owners to incur capital
                                         expenditures, such as laws that require access for
                                         disabled persons.

                                    BELOW INVESTMENT GRADE SECURITIES RISKS. We may invest up to
                                    45% of our managed assets in ratable securities which are below investment grade. In addition, none of the common equity
                                    securities in which we will invest are expected to be rated.
                                    These investments should be considered speculative. Because we will invest in speculative securities, our investments will involve a greater risk of loss than investments in only higher rated securities.

                                    SMALL COMPANY RISKS. Many hospitality and real estate companies in which we will invest may be smaller and have more debt than companies traded in the equity markets as a whole. Smaller equity capitalization and more leverage may mean that
                                    securities issued by hospitality and real estate companies may be more volatile than securities issued by larger or less
                                    leveraged companies.

                                    LIQUIDITY RISKS. A significant part of our investments,
                                    especially our investments in hospitality securities, may be in debt securities. Some of the debt securities in which we invest may not be registered with the SEC, some may not be regularly traded and some may have no established trading market because they are new issues or for other reasons. Investments in these types of illiquid securities involve special risks. For
                                    example, we may not be able to quickly dispose of these
                                    securities at prices which we might be able to obtain if they were widely traded. If we want to sell illiquid investments but are unable to do so, we may need to increase our leverage or sell other investments, either of which could increase other risks, reduce our net asset value or limit our future potential returns. Limited liquidity can also depress the market price of securities and, as a result could depress your investment in our Preferred Shares, our ability to use leverage and our
                                    capacity to make distributions to our shareholders.

                                    FINANCIAL MARKET RISK. Your investment in our Preferred Shares will represent an indirect investment in the hospitality and real estate securities owned by us. Some of the securities we will own will be traded on a national securities exchange or in the over-the-counter markets. The prices of the securities in which we will invest will fluctuate from day to day and may decline in value. The net asset value of the Fund may be
                                    affected by a decline in financial markets in general. Our use of preferred shares is leverage, which magnifies financial market risk.

                                    CREDIT RISK. Our ability to collect payments due to us on our investments in debt and other ratable securities, and the
                                    market

                                    value of those securities, generally are dependent upon the creditworthiness of the issuer. The risk that an issuer does not make payments is known as credit risk. Generally, lower rated securities have greater associated credit risk than
                                    higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that
                                    security generally will decline. If these conditions exist for securities we own, your investment in our Preferred Shares may decline.

                                    INTEREST RATE RISKS. When interest rates rise, the market
                                    values of dividend and interest paying securities usually fall.
                                    Because most of our investments will be in dividend and
                                    interest paying securities, and because we expect to make
                                    distributions to our shareholders, both our net asset value and the asset coverage for the Preferred Shares are likely to
                                    decline when interest rates rise. A material decline in our asset value may impair our ability to maintain required minimum levels of asset coverage for the Preferred Shares.

                                    We may mitigate, but are unlikely to eliminate, the interest rate risk associated with a rising level of required
                                    distributions on our Preferred Shares by investing in interest rate hedges. Interest rate risks may be magnified if we hedge interest rates based upon expectations concerning interest rates that prove inaccurate.

                                    REDEEMABLE SECURITIES RISKS. We expect that most of the
                                    preferred securities in which we will invest will provide their issuer a right of redemption at a fixed price. If the issuers exercise their redemption rights, we may not realize the value for any premium we may have paid for these securities.

                                    MORTGAGE OR COLLATERAL BACKED SECURITIES RISKS. Securities
                                    which are secured by mortgages or interests in a pool of other securities have a value that is highly dependent upon the value of the underlying real estate or other collateral. Repayment of mortgage backed securities at final maturity is often highly dependent upon sale of collateral or replacement financing. If we invest in mortgage or collateral backed securities, we will likely purchase mortgage backed or collateralized securities which are subordinated as to payments and other rights to
                                    senior classes, which subject the subordinated classes to
                                    materially greater risk of non-payment than senior classes.

                                    ANTI-TAKEOVER PROVISIONS. Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund. If we are converted to an open end investment company, we will be required to redeem your Preferred Shares.

                                    MARKET DISRUPTION RISK. Volatility in securities markets
                                    precipitated by terrorist attacks, war or other world events such as those that occurred in 2001, 2002 and 2003 may have long term negative effects on those markets. The value of
                                    securities in which we intend to invest and your Preferred
                                    Shares may be more volatile or decline in the event of future terrorist activity, war or instability.

Distributions and Rate Periods....  For the Preferred Shares, the initial distribution rate per
                                    annum is    %, the initial distribution payment date is       ,
                                    2004 and the initial rate period is       days. For subsequent
                                    rate periods, the Preferred Shares will pay distributions based on a rate set at auctions normally held every 7 days.

                                    In most instances, distributions are payable on the first
                                    business day following the end of the rate period. The rate set at an auction will not exceed a maximum rate (which is
                                    determined in accordance with procedures described in our
                                    bylaws).

                                    Distributions on Preferred Shares will be cumulative from the date the shares are first issued and will be paid only out of legally available funds.

                                    We may designate a special rate period of more than 7 days if we provide notice to the Auction Agent, have sufficient
                                    clearing bids at the auction and deposit funds with the Auction
                                    Agent for any redemption. In addition, full cumulative
                                    distributions, any amounts due with respect to mandatory
                                    redemptions and any additional distributions payable prior to such date must be paid in full. The distribution payment dates for special rate periods will be set out in the notice
                                    designating a special rate period. We may designate a special rate period if market conditions indicate that a longer rate period would provide us greater stability or attractive
                                    distribution rates.

                                    See "Description of Preferred Shares -- Distribution and Rate
                                    Periods" and "The Auction."

                                    The Preferred Shares will not be listed on an exchange.
                                    Instead, you may place orders to buy or sell Preferred Shares at an auction that normally is held on the last business day of the preceding rate period by submitting orders to a
                                    Broker-Dealer, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of
                                    auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will exist or, if one does exist, that it will provide Preferred Shareholders with liquidity. You may transfer Preferred Shares outside of
                                    auctions only to or through a Broker-Dealer, or a

                                    broker-dealer that has entered into a separate agreement with a
                                    Broker-Dealer.

                                    The first auction date for the Preferred Shares is       , 2004
                                    and each subsequent auction will normally be held for those shares every 7 days. The first auction date for the Preferred
                                    Shares will be the business day before the distribution payment date for the initial rate period for those shares. The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period.

Asset Maintenance.................  Under our bylaws, which establish the rights and preferences of the Preferred Shares, we must maintain:

                                    -    asset coverage for the Preferred Shares as required by
                                         Moody's and Fitch or by any other rating agency rating the
                                         Preferred Shares, and

                                    -    asset coverage (as defined in the 1940 Act) of at least
                                         200% with respect to senior securities that are stock,
                                         including the Preferred Shares.

                                    In the event that we do not maintain these coverage tests or cure any deficiencies in the time allowed, some or all of the
                                    Preferred Shares will be subject to mandatory redemption. See
                                    "Description of Preferred Shares -- Redemption -- Mandatory
                                    Redemption."

                                    Based on the composition of our portfolio as of May 6, 2004, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately 380% if we were to issue all of the Preferred Shares offered in this prospectus,
                                    representing approximately 25% of our average daily total
                                    assets, minus liabilities other than any aggregate indebtedness that is entered into for purposes of leverage.

Voting Rights.....................  The 1940 Act requires that the holders of the Preferred Shares and any other preferred stock of the Fund, voting as a separate class, have the right to elect at least two trustees of the
                                    Fund at all times and to elect a majority of the trustees at any time when two years' distributions on the Preferred Shares or any other preferred stock are unpaid.

                                    As required under our declaration of trust, bylaws and the 1940
                                    Act, certain other matters must be approved by a vote of all shareholders of all classes voting together and by a vote of the holders of Preferred Shares and any other preferred stock of the Fund tallied separately. Each common share, each
                                    Preferred Share, and each share of any other series of
                                    preferred shares of the Fund is entitled to one vote per share.
                                    See "Description of Preferred Shares -- Voting Rights" and
                                    "Certain Provisions in the Declaration of Trust."

Redemption........................  Although we will not ordinarily redeem Preferred Shares, we may be required to redeem Preferred Shares if, for example, we do not meet an asset coverage ratio required by law or required by our bylaws or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of
                                    Preferred Shares -- Redemption -- Mandatory Redemption." We
                                    also may redeem Preferred Shares voluntarily in certain
                                    circumstances. See "Description of Preferred Shares --
                                    Redemption -- Optional Redemption."

Liquidation.......................  The liquidation preference of the Preferred Shares is $25,000 per share, plus an amount equal to accumulated but unpaid
                                    distributions (whether or not earned or declared by us). See
                                    "Description of Preferred Shares -- Liquidation."

                                    The Preferred Shares will constitute stock, and distributions
Federal Income Taxation...........  by us with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are
                                    treated as exchanges of stock under Section 302(b) of the
                                    Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of our current or
                                    accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will not qualify for the recently enacted reduced maximum federal income tax rate on certain dividends and thus will be taxable as ordinary income to holders. Distributions of net capital gain (the
                                    excess of net long term capital gain over net short term
                                    capital loss) that we designate as capital gain dividends will be treated as long term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service
                                    ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the taxable year.
                                    Accordingly, we intend each taxable year to allocate capital gain dividends among our common shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See "Tax Matters."

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from our
financial information included in the SAI dated          , 2004.


    Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of our investment operations through May 6, 2004. Because we were recently organized, the table covers only a short period of operations during which a substantial portion of our portfolio was held in temporary investments pending investment in accordance with our investment objectives and policies. Accordingly, the information presented below may not necessarily be indicative of our future operating performance.



                                                                 FOR THE PERIOD
                                                                APRIL 27, 2004*
                                                              THROUGH MAY 6, 2004
                                                              --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period........................        $ 19.28**
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................           0.02
Net Realized and Unrealized Gain/(Loss) on Investments......          (0.05)
                                                                    -------
Total from Investment Operations............................          (0.03)
Offering Costs..............................................          (0.04)
                                                                    -------
Net Asset Value, End of Period..............................        $ 19.21
                                                                    =======
Per Share Market Value, End of Period.......................        $ 19.90
                                                                    =======
Total Investment Return on NAV***...........................          (0.36%)
Total Investment Return on Market Value***..................          (0.50%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)....................        $47,743
Ratio of Expenses to Average Net Assets (before expense
  waiver)****...............................................           0.04%
Ratio of Expenses to Average Net Assets (net of expense
  waiver)****...............................................           0.04%
Ratio of Net Investment Income to Average Net Assets (net of
  expense reduction)****....................................           0.09%
Portfolio Turnover Rate.....................................           0.00%


--------------------

*   Commencement of operations.


** Net asset value at April 27, 2004 reflects the deduction of the sales load of $0.90 per share paid by the holders of common shares from the $20.00 offering price. The Fund paid no sales load on 480,000 shares sold to affiliates of our Advisor for $20 per share.



*** Total investment return on net asset value for the 2004 period is calculated assuming a purchase at the offering price of $20.00 less the average sales load of $0.72 per share paid by the common shareholders on the first day and a sale at the net asset value on the last day of the period. Total investment return on market value for the 2004 period is calculated assuming a purchase at the offering price of $20.00 per share paid by the common shareholders on the first day and a sale at the current market price on the last day of the 2004 period. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.


****Annualized. These ratios do not reflect the effect of costs of Preferred
    Shares, including payments of distributions to Preferred Shareholders, because there were no Preferred Shares outstanding during the periods shown.

          See accompanying notes to financial information in our SAI.

                                    THE FUND


    We are a recently organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on January 27, 2004. We issued an aggregate of 2,480,000 common shares, par value $0.001 per share, pursuant to the initial public offering thereof and commenced operations in April 2004. Our common shares are traded on the AMEX under the symbol "RHR". Our principal place of business is located at 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.



    The following provides information about our outstanding shares as of May 6, 2004:



                                                           AMOUNT HELD BY
                                              AMOUNT        THE FUND FOR        AMOUNT
TITLE OF CLASS                              AUTHORIZED      ITS ACCOUNT       OUTSTANDING
--------------                             ------------   ----------------   -------------
Common...................................         *              0             2,485,000
Preferred................................     8,000              0                     0


--------------------


* An unlimited number of shares of capital stock of the Fund are authorized under our declaration of trust. The board of trustees may classify or reclassify any unissued shares of capital stock from time to time without shareholder approval into one or more classes of preferred or other stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, or terms of redemption of such shares of stock. The board of trustees has classified 8,000 shares of capital stock as Series Th Preferred Shares, and has authorized the issuance of those Preferred Shares.


                                USE OF PROCEEDS

    The net proceeds of this offering of Preferred Shares will be approximately
$    million after payment of the sales load and the estimated offering expenses. We expect to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the closing of this offering. Pending investment in accordance with our investment objectives and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by an Underwriter.

                                 CAPITALIZATION


    The following table sets forth the unaudited capitalization of the Fund as of May 6, 2004, and as adjusted as of May 6, 2004 to give effect to the issuance of the Preferred Shares offered in this prospectus. The net proceeds of our offering of common shares were $47.7 million. The total offering expenses paid by us with respect to this offering (which do not include the sales load) are estimated to be $177,654, and such expenses will be deducted from our common shareholders' equity.



                                                                ACTUAL      AS ADJUSTED
                                                              -----------   ------------
Preferred Shares, par value $.0001 per share (no shares
  issued; 680 shares issued and outstanding as adjusted, at
  $25,000 per share liquidation preference).................  $        --   $17,000,000
Common shareholders' equity:
Common shares, par value, $.001 per share (2,485,000 shares
  issued and outstanding)...................................  $     2,485   $     2,485
Capital in excess of par value attributable to common
  shares....................................................   47,817,515    47,639,861
Undistributed investment income -- net......................       44,934        44,934
Accumulated realized gain (loss) -- net.....................           --            --
Unrealized gain (loss) on investments -- net................     (122,425)     (122,425)
                                                              -----------   -----------
Net assets attributable to common shares....................  $47,742,509   $47,564,855
                                                              ===========   ===========
Managed assets..............................................  $47,742,509   $64,564,855


    As used in this prospectus, unless otherwise noted, our "net assets" include assets of the Fund attributable to any outstanding common shares and Preferred Shares, with no deduction for the liquidation preference of Preferred Shares. For financial reporting purposes, however, we are required to deduct the liquidation preference of our outstanding Preferred Shares from net assets so long as the Preferred Shares have redemption features that are not solely within our control. In connection with the rating of the Preferred Shares, we have established in our bylaws various portfolio covenants to meet rating agency guidelines. These covenants include, among other things, investment diversification requirements and requirements that investments included in our portfolio meet specific industry and credit quality criteria. Market factors outside our control may affect our ability to meet the criteria of rating agencies set forth in our portfolio covenants. If we violate these covenants, we may be required to cure the violation by redeeming all or a portion of the Preferred Shares. For all regulatory purposes, the Preferred Shares will be treated as stock (rather than indebtedness).

                                  RISK FACTORS

    WE ARE A NON-DIVERSIFIED, CLOSED END MANAGEMENT INVESTMENT COMPANY DESIGNED PRIMARILY AS A LONG TERM INVESTMENT AND NOT AS A TRADING VEHICLE. WE DO NOT INTEND TO BE A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE UNCERTAINTIES INHERENT IN ALL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR INVESTMENT OBJECTIVES. ALL STOCK MARKET INVESTMENTS INVOLVE RISKS, INCLUDING THE RISK THAT YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT. YOUR PREFERRED SHARES AT ANY TIME MAY BE WORTH LESS THAN YOU INVESTED, EVEN AFTER TAKING INTO ACCOUNT DISTRIBUTIONS WHICH MAY BE DUE TO YOU. BEFORE DECIDING TO PURCHASE ANY OF OUR SHARES YOU SHOULD CONSIDER THE FOLLOWING MATERIAL RISKS:

RISKS OF INVESTING IN PREFERRED SHARES

AUCTION RISK

    There is no assurance that any particular auction will be successful and your ability to sell your Preferred Shares may be largely dependent on the success of an auction. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if you place a hold order at an auction (an order to retain Preferred Shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor we are obligated to purchase Preferred Shares in an auction or otherwise, nor are we required to redeem Preferred Shares in the event of a failed auction. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

SECONDARY MARKET RISK


    If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share plus accrued distributions. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are often affected more than securities whose maturities or interest rate reset periods are short. Accordingly, if we designate a special rate period (a rate period of more than 7 days for the Preferred Shares), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. Only Broker-Dealers or persons who have relationships with Broker-Dealers may submit bids at our Preferred Shares auctions and this restriction may limit the potential buyers for Preferred Shares, even though we do not anticipate imposing significant restrictions on transfers to other persons. Broker-Dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and we are not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares will not be listed on a stock exchange or the Nasdaq Stock Market. Accordingly, there is no assurance that you will have liquidity of investment.

RATINGS AND ASSET COVERAGE RISK

    In order to obtain ratings of Aaa and AAA from Moody's and Fitch, respectively, we must satisfy certain asset coverage and diversification requirements. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for a more detailed description of the asset tests we must meet. While it is a condition to the closing of the offering that Moody's and Fitch assign ratings of Aaa and AAA, respectively, to the Preferred Shares, the ratings do not eliminate or mitigate the risks of investing in Preferred Shares. A rating agency could downgrade its rating or withdraw its rating of Preferred Shares, which may make Preferred Shares less liquid at an auction or in a secondary market, although such downgrade or withdrawal may result in higher distribution rates. If a rating agency downgrades or withdraws its rating of Preferred Shares, we may alter our portfolio or redeem Preferred Shares, if appropriate, to address rating agency concerns. Moreover, the asset coverage and diversification requirements may have an impact on our investment decisions. For example, we may prefer investments which provide superior coverage and diversification to investments which may provide superior income or growth prospects.

    In certain circumstances we may not earn sufficient income from our investments to pay distributions on the Preferred Shares. The value of our investment portfolio may decline, reducing the asset coverage for the Preferred Shares. We may be forced to redeem Preferred Shares to meet regulatory requirements or may voluntarily redeem Preferred Shares in certain circumstances.

LEVERAGE RISK


    We use leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus, the amount of leverage will represent approximately 25% of our managed assets.


    Our leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. We may from time to time consider changing the amount of our leverage in response to actual or anticipated changes in interest rates or the value of our investment portfolio. There can be no assurance that our leverage strategies will be successful.

    In addition, if the distribution rate on the Preferred Shares exceeds the net rate of return on our portfolio, the leverage will result in a lower net asset value than if we were not leveraged. Any decline in the net asset value could increase the risk of us failing to meet our asset coverage requirements, of losing our ratings on the Preferred Shares or, in an extreme case, of our current investment income not being sufficient to pay distributions on the Preferred Shares. Under such circumstances, we may be required to liquidate portfolio securities to redeem or repurchase some or all of the Preferred Shares, causing the possible realization of substantial losses and the incurrence of transaction costs. As market conditions improve and market opportunities arise, the discounted asset coverage requirements tend to restrict the redeployment of assets from cash and higher-quality assets having lower discount factors to lower quality, higher-yielding assets having higher discount factors, even when such securities are available at attractive prices.

    We have no present intent to borrow money from banks or other financial institutions or issue debt securities, although we may do so, particularly on a temporary basis, for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. If we use additional leverage, you may realize a larger loss on your investment in our Preferred Shares than you would realize without our use of such leverage.

    We may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause us to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, we, as a shareholder, would bear our proportionate share of the cost of such leveraging.

    Because the fee paid to our Advisor is calculated on the basis of our managed assets (which includes the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, giving our Advisor an incentive to favor the use of leverage.

    The distribution rates on our Preferred Shares will be based typically on short term interest rates. We intend to use the proceeds of this offering to buy real estate securities that pay distributions or interest to us. These distributions and interest payments are typically, although not always, higher than short term interest rates. If short term interest rates rise, distribution rates on the Preferred Shares may rise and reduce our income. An increase in long term interest rates could cause the value of our investment portfolio to decline and reduce the asset coverage for the Preferred Shares. We may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short term interest rates, but there is no guarantee that we will engage in these transactions or that these transactions will be successful in reducing interest rate risk.

PAYMENT RESTRICTIONS

    Our ability to declare and pay distributions on our Preferred Shares and our common shares is restricted by our bylaws unless, generally, we continue to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on Preferred Shares have been paid. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" and "Description of Common Shares." The restrictions on our distributions might prevent us from maintaining our qualification as a regulated investment company for federal income tax purposes. Although we intend to redeem Preferred Shares if necessary to meet asset coverage requirements, there can be no assurance that redemptions will allow us to maintain our qualification as a regulated investment company under the Code.

GENERAL RISKS OF INVESTING IN THE FUND

LIMITED OPERATING HISTORY


    We are a recently organized company that commenced operations in April 2004.


INEXPERIENCED ADVISOR


    Our Advisor has limited experience managing a securities investment company like the Fund. Our Advisor began the substantial part of its current business activities in December 2003. As of

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May 3, 2004, our Advisor had approximately $187 million of assets under management. See "Management of the Fund."


CONCENTRATION OF INVESTMENTS

    Our investment objectives will concentrate our portfolio in the hospitality and real estate industries. If the revenues or profitability of the hospitality industry generally decline, the market values of hospitality securities in which we have invested are likely to decline. If the value of real estate generally declines, the market values of the real estate securities in which we have invested are likely to decline. If these declines occur, they are likely to cause a decline in the value of our investment portfolio and reduce the asset coverage for the Preferred Shares.

NON-DIVERSIFICATION RISK

    We are a non-diversified investment company. We may make a significant part of our investments in a limited number of securities, and our investments will be focused upon securities in two industries. Because our investment portfolio will be less diversified than that of most other investment companies, the value of our investment portfolio and your investment in our Preferred Shares over time may be more volatile than an investment in a diversified fund.

HOSPITALITY INDUSTRY RISKS

    Our investment focus on hospitality securities creates risks, including the following:

    - We expect a portion of our portfolio investments will be in securities issued by companies that provide hospitality, lodging, dining or entertainment services. The hospitality industry is highly dependent upon business spending. When business managers curtail spending,. travel and entertainment items are often severely reduced or eliminated. Economic declines or the anticipation of economic declines can bring rapid declines in revenue and profitability of hospitality companies.

    - Many parts of the hospitality industry are dependent upon the travel industry, particularly the airline industry. If airline travel is significantly reduced, revenue and profitability of hospitality companies are likely to be negatively impacted. For example, immediately following the September 11, 2001, terrorist attacks in the United States, the airline industry suffered severe declines and, as a consequence, many hotels realized significant declines in revenue and incurred losses. A terrorist attack or any other factor which may cause a decline in travel is likely to have an adverse impact upon the value of hospitality securities in which we invest and in the value of our shares.

    - Some parts of the hospitality industry are vulnerable to rapid changes in consumer preferences. For example, hotels generally require capital expenditures on a regular basis to remain attractive to customers. These capital requirements and changes in consumer preferences may adversely affect the value of the hospitality securities in which we invest.

REAL ESTATE RISKS

    A number of risks are created by our investment focus on real estate securities, including the following:


    - We expect a portion of our real estate portfolio investments will be in securities of companies that own office or industrial buildings. During the past year, office and industrial occupancies and rents have declined in some areas of the United States. Increases in office and industrial occupancies and rents have historically lagged general economic recoveries, and we do not expect occupancies and rents to improve in the near future.


    - We expect a portion of our real estate investments will be in securities of companies that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated and those regulations often require capital expenditures or restrict the profits realizable from these properties. Also, some of these properties are highly dependent upon Medicare and Medicaid payments which are subject to changes in governmental budgets and policies.

    - We expect a portion of our real estate investments will be in securities of companies that own retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms.

    - We expect a portion of our real estate investments will be in securities of companies that own apartment buildings. The values of these properties are affected by changes in employment, and to decreased demand caused by the availability of low cost home ownership financing.

    - We expect a portion of our real estate investments will be in securities of companies that own properties that are leased on a net basis to single tenants. The value of these properties will vary with the financial strength or business prospects of their tenants.

    - We expect a portion of our real estate investments will be in securities of companies that own other types of specialized real estate, including but not limited to self-storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in consumer preferences and general economic conditions.

    - Real estate companies and their securities in which we will invest are susceptible to special risks not shared by the securities market generally. For example: real estate taxes and insurance costs are large expenses of real estate companies, and these costs have tended to increase materially within the past few years; various environmental protection laws have made real estate owners, both current and previous owners, responsible for clean up costs which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access by disabled persons.

BELOW INVESTMENT GRADE SECURITIES RISKS

    We may invest up to 45% of our managed assets in ratable securities that are below investment grade. In addition, none of our investments in common equity securities are expected to be rated. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our Preferred Shares is likely to involve a greater risk of loss than an investment in a fund that focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in our net asset value. If an issuer of lower rated securities defaults, we may incur additional expenses to seek recovery, or to foreclose on, take possession of and dispose of an issuer's assets, property or operations.

SMALL COMPANY RISKS

    Hospitality and real estate companies tend to be small or medium sized companies compared to companies that are traded in capital markets generally. Most hospitality and real estate companies also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by hospitality and real estate companies may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

LIQUIDITY RISKS

    A significant portion of our portfolio of investments, especially our investment in securities of hospitality companies, may be in debt securities. Some of the debt securities in which we will invest may not be registered with the SEC, some may not be regularly traded on an established market or on any organized market and some may be new series of securities or issued by new companies and will therefore have no prior trading history. Investments in these types of illiquid securities involve special risks. For example, we may not be able to quickly dispose of these securities at prices which we might be able to obtain if these securities were widely traded on established markets. If we find the market for these investments to be illiquid at the time we determine to sell these investments to meet our distributions or our leverage or other obligations or to accommodate changes in our portfolio of investments considered desirable by our Advisor, we may need to increase our leverage or sell other investments, either of which could increase other risks, reduce our asset coverage for our Preferred Shares, reduce our net asset value or limit our future potential returns. Limited liquidity can also depress the market price of securities and, as a result, could depress our net asset value, our ability to use leverage and our capacity to make distributions to our shareholders.

FINANCIAL MARKETS RISK

    Your investment in our Preferred Shares will represent an indirect investment in the hospitality and real estate securities owned by us. Some of the securities we will own are traded on a national securities exchange or in the over-the-counter markets. The prices of shares and other securities of hospitality and real estate companies, including REITs, and other securities in which we will invest will fluctuate from day to day and may decline in value. The net asset value of the Fund may be affected by a decline in financial markets in general. Our use of preferred shares is leverage, which magnifies financial market risk.

CREDIT RISK

    Our ability to collect payments due to us by the issuer or guarantor of our investments in debt and other ratable securities or from the counterparty to a derivatives or other contract is generally dependent upon the creditworthiness of the issuer. The risk that an issuer of a security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater associated credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which we invest will lower the value of our portfolio of investments and may impair our ability to maintain required levels of asset coverage for the Preferred Shares.

INTEREST RATE RISKS

    When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of our investments will be in dividend or interest paying securities and because we expect to make regular distributions to our shareholders, both our net asset value and the asset coverage for our Preferred Shares are likely to decline when interest rates rise. A material decline in our net asset value may impair our ability to maintain required levels of asset coverage for the Preferred Shares.


    We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on our Preferred Shares or our cost of borrowings. These hedges may mitigate, but will not eliminate, the impact on us of rising interest rates. If we enter an interest rate swap, a decline in short term interest rates may result in an increase in net amounts payable by us to the swap counterparty and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in our net asset value. A material decline in our asset value may impair our ability to maintain required levels of asset coverage for the Preferred Shares. See "Interest Rate Transactions."


REDEEMABLE SECURITIES RISKS

    Many of the preferred securities in which we will invest have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. Many of the debt securities in which we will invest include prepayment rights at prices either fixed or determined by formula. If we purchase these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, we may not realize the value for the premium we paid and we may be unable to reinvest the proceeds we receive to achieve as much income as we received on the redeemed securities.

MORTGAGE OR COLLATERAL BACKED SECURITIES RISKS

    We may purchase securities commonly referred to as CMBS, or commercial mortgage backed securities, or those commonly referred to as CBOs, or collateralized bond obligations, or similar securities. Securities which are secured by mortgages or interests in a pool of other securities have a value that is highly dependent upon the value of the underlying real estate or other collateral. Mortgage related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and not guaranteed by any entity. Like other debt securities, changes in interest rates generally affect the value of these securities. Investments in these securities are also subject to special risks of prepayment. Prepayment risk exists when the issuer of a security can prepay the principal prior to the security's maturity. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility and decrease the market value of these securities. In addition, early repayment of mortgages or other obligations underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal. Further, the Fund may buy these securities at a premium. Accelerated prepayments on those securities could cause us to lose all or a portion of our investment represented by the premium paid. Repayment of mortgage backed securities at final maturity is often highly dependent upon sale of collateral or replacement financing. If we invest in mortgage or collateral backed securities, we will likely purchase mortgage backed or collateral backed securities which are subordinated as to payments and other rights to senior classes, which subjects the subordinated classes to materially greater risk of non-payment than senior classes. The manifestation of any of these risks could cause the value of our shares to decrease and may impair our ability to maintain required levels of asset coverage for the Preferred Shares.

ANTI-TAKEOVER PROVISIONS


    Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our common shares. If the Fund were converted to open-end status, the Fund would have to redeem the Preferred Shares. See "Certain Provisions in the Declaration of Trust."



MARKET DISRUPTION RISK



    The impact of terrorist attacks on the United States in 2001, the 2003 war in Iraq and instability in the Middle East has caused volatility in some securities markets and may have long term negative effects on those markets. In particular, periods of volatility due to world events in the past have led to acute declines in the value of unrated and non-investment grade rated securities, including the securities in which we intend to invest. Future terrorist activity, war or instability could have similar effects and may cause the value of the our investments and our net asset value to decline and may impair our ability to make distributions on your Preferred Shares.



RISKS ARISING FROM TERRORIST ATTACKS



    The terrorist attacks on September 11, 2001, and related events led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Since the terrorist attacks on September 11, 2001, it has become difficult to obtain insurance for terrorist attacks on some high rise hotel, office and other buildings and the costs of that insurance and of other types of insurance have increased materially. Future terrorist attacks could have an adverse impact on the value and market prices of our investments, our net asset value and our ability to make distributions on your Preferred Shares.


INFLATION RISK

    Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of your Preferred Shares and distributions on your Preferred Shares may decline. In an inflationary period, however, it is expected that through the auction process, distribution rates on your Preferred Shares would increase tending to offset this risk.

DEFLATION RISK

    Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities we invest and the value of those securities may decline. A decline in the value of our investments during periods of deflation might reduce the distributions on your Preferred Shares.

                       INVESTMENT OBJECTIVES AND POLICIES

    Our primary investment objective is to earn and pay to our shareholders a high level of current income by investing in securities issued by hospitality and real estate companies. Capital appreciation is our secondary investment objective. These two investment objectives are fundamental, meaning they cannot be changed without shareholder approval as described in the SAI. To achieve these objectives we intend to operate as follows:

    CONCENTRATION. We intend to concentrate our investments in companies which focus their operations in the U.S. hospitality and real estate industries. Under normal market conditions, at least 90% of our total investments will be in income producing securities of hospitality and real estate companies.

    TYPES OF SECURITIES.  Under normal market conditions:

    - at least 25% of our managed assets will be invested in securities issued by hospitality companies;

    - at least 25% of our managed assets will be invested in securities issued by real estate companies, including REITs;

    - no more than 45% of our managed assets will be invested in non-investment grade ratable securities; and

    - our investments will generally include:

       - common shares;

       - preferred shares;

       - debt securities;

       - convertible debt and preferred securities; and

       - mortgage or other collateral backed securities.

    We expect that our investments in real estate company securities will be primarily in common and preferred securities issued by REITs. We expect that our investments in hospitality company securities will be predominantly debt and preferred securities, some of which will be issued by REITs.

    - For purposes of our investment policies, a hospitality company is an entity that has at least 50% of its revenues or 50% of its assets derived from or related to activities necessary for, incident to, connected with, related to or arising out of the lodging, dining, recreation or entertainment services, which may include hotels, resorts, clubs, tourism, restaurants, recreation facilities, and cruise lines ("hospitality companies"); or derives at least 50% of its revenues directly or indirectly from providing services to hospitality companies.

    - For purposes of our investment policies, a real estate company is one that:

       - derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate;

       - derives at least 50% of its revenues by providing goods or services to a real estate company; or

       - has at least 50% of its assets in real estate.

    If a company qualifies as both a hospitality company and a real estate company, our investments in securities of that company will be classified by our Advisor as either hospitality or real estate, and our Advisor may reclassify these investments at any time and from time to time consistent with maintaining maximum investment flexibility and providing us with an investment program consistent with our investment objectives.

    REAL ESTATE INVESTMENT TRUSTS. A real estate investment trust, or REIT, is a company that primarily owns income producing real estate or real estate mortgages. REITs combine investors' funds for investment in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our investments primarily in securities issued by equity REITs.

    PREFERRED SHARES. Preferred shares pay fixed or floating distributions to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing company's assets. This means that a company generally must pay distributions on preferred shares before paying any distributions on its common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters. The relative percentage of preferred shares compared to other types of securities in our investment portfolio will vary over time based on our Advisor's assessment of market conditions. In deciding whether to invest in preferred shares and in which preferred shares to invest, our Advisor expects to consider the securities available, the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuance of preferred shares, issuer call rights, if any, applicable to the preferred shares and the quality of the issuing company generally.

    COMMON SHARES. Common shares represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to distributions, but they receive distributions when and as declared by boards of directors or boards of trustees. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual companies. These factors will include the financial condition of the companies, the segment of the hospitality or real estate industry in which the company does business or the types of real estate the companies focus on, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' managements.

    CONVERTIBLE SECURITIES. Convertible securities are securities which may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares that may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holders. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rate or distribution yield, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their managements.


    DEBT SECURITIES. Debt securities are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which rank equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company. In deciding whether to invest in debt securities, our Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk and business characteristics of the issuers.


    NON-INVESTMENT GRADE RATABLE SECURITIES. Generally, preferred shares and debt securities, including CMBS or CBO securities, are considered ratable and are rated by one or more nationally recognized rating agencies, Moody's, S&P or Fitch. If a ratable security is not rated by a nationally recognized rating agency, our Advisor will determine its comparable rating before we invest in it. We consider a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by at least one of Moody's, S&P or Fitch, respectively, or if it is unrated and considered non-investment grade quality by our Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, we will use the rating chosen by our Advisor as the most representative of the security's credit quality.

    We will not invest in non-investment grade ratable securities if as a result of the investment more than 45% of our managed assets would be invested in such securities. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are commonly referred to as junk bonds. Some securities rated investment grade by one rating agency but lower rated by another rating agency will nonetheless be considered investment grade by us. Also, it is possible that ratable securities which we own may be downgraded to below investment grade and our Advisor may determine that it is in our best interests to retain those securities. Accordingly, although we have no present intention to cause or permit these circumstances to continue, it is possible that more than 45% of our managed assets may be considered to be invested in non-investment grade ratable securities in some circumstances.


    COLLATERAL MORTGAGE OBLIGATIONS (CMOS). CMOS are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.


    CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Advisor may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

    MORTGAGE-BACKED SECURITIES, INCLUDING GNMA CERTIFICATES, MORTGAGE-BACKED BONDS AND STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

    These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.


    RELATED PARTY INVESTMENTS. Our Advisor is the investment manager of RMR Real Estate Fund and an affiliate of our Advisor is the manager for each of Hospitality Properties, HRPT Properties, and Senior Housing. We will not invest in any securities issued by RMR Real Estate Fund, HRPT Properties, Hospitality Properties, Senior Housing or any other company which is affiliated with us or our Advisor.


    DEFENSIVE POSITIONS. In anticipation of or in response to adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 90% of our total investments are in income producing securities of hospitality or real estate companies. As a result, we may not achieve our investment objectives during these times. If we decide to hold some of our assets in cash, we may invest our cash reserves in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds.

                           INTEREST RATE TRANSACTIONS

    In connection with our use of leverage, we may enter into interest rate swap or cap transactions. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. We intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on our shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.


    The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of the Fund. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase, and the value of the swap or cap could decline, lowering the net asset value the Fund. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce our net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance our net earnings if we receive payment. Buying interest rate caps could enhance the performance of the Fund by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund if the premium paid by us for the cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the cap agreement. We do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the outstanding amount of our leverage.



    Interest rate swaps and caps do not generally require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our risk of loss with respect to interest rate swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. If the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset interest payments on our borrowings. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such a default may negatively impact our ability to maintain required levels of asset coverage for the Preferred Shares. Although we cannot guarantee that the other party will not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will continually monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.



    At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could negatively impact our income and net asset value.


    We may choose or be required to reduce or eliminate our use of Preferred Shares or borrowings. This may cause us to terminate all or a portion of any swap or cap transaction before its maturity. Early termination of a swap may result in a termination payment by or to us. We may also incur penalties associated with early termination.


    In connection with our use of leverage, we may purchase or sell futures or options on futures, which are described in the SAI.


                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR


    Our Advisor has a limited history, having begun the substantial part of its current business activities in December 2003. As of May 3, 2004, our Advisor had $187 million of assets under management. Our Advisor is an affiliate of Reit Management. Reit Management provides advice on real estate investments, property management services and research to Hospitality Properties, HRPT Properties, Senior Housing and various private companies. Together the companies managed by Reit Management have invested over $8.5 billion in over 650 properties with approximately 71 million square feet of space located across the U.S. in 42 states and the District of Columbia. Hospitality Properties has provided
$3.2 billion of financing to hospitality industry participants. We believe that the experience in operating a company that provides financing to hospitality companies and direct ownership and management of hospitality and real estate of the personnel of Reit Management who will work for our Advisor may afford us a competitive advantage in evaluating hospitality and real estate companies and the securities which are issued by hospitality and real estate companies. However, our Advisor has only limited experience and none of Reit Management or their affiliates has prior experience in managing a hospitality and real estate securities business like the Fund. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.


TRUSTEES AND OFFICERS


    The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our objectives, restrictions and policies and to the general supervision of our board of trustees. Two of our trustees are the beneficial owners of our Advisor. In connection with the initial offering of our common shares, these two trustees purchased an aggregate of 480,000 common shares (19.4% of the common shares outstanding). Each of our officers is an officer of our Advisor and Reit Management. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.


PORTFOLIO MANAGERS

    Our portfolio managers are:


    BARRY M. PORTNOY. Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund since its inception. He is also a Managing Trustee of Hospitality Properties, HRPT Properties and Senior Housing, and he has held those positions since these companies began business in 1995, 1986 and 1999, respectively. Mr. Portnoy is also a director of Five Star Quality Care, Inc., a public company engaged in the senior care business, and has held this position since it was spun off from Senior Housing in 2001. He is also a Director and 50% beneficial owner of Reit Management and of our Advisor and a Vice President of our Advisor.


    THOMAS M. O'BRIEN. Mr. O'Brien is our President and has been the President and a portfolio manager of RMR Real Estate Fund since its inception.
Mr. O'Brien joined Reit Management as a Vice President in April 1996. He has been President and a Director of our Advisor since its formation. Mr. O'Brien served as the Treasurer and Chief Financial Officer of Hospitality Properties from April 1996 until October 2002. Mr. O'Brien served as Executive Vice President of Hospitality Properties from October 2002 until December 2003.

ADVISORY AGREEMENT

    Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor has agreed to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates, including Reit Management.

    Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.85% of our managed assets (which includes assets attributable to the Preferred Shares), payable monthly. For the first five years of our operations, our Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of our managed assets.

    In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

ADMINISTRATION AGREEMENT

    Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million with a minimum annual fee of $145,000. State Street is paid monthly.

                        DESCRIPTION OF PREFERRED SHARES

    The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in article X of our bylaws, which is attached as Appendix A to the SAI.

GENERAL

    Our declaration of trust authorizes our issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. If the assets of the Fund increase, we may offer additional preferred shares to maintain the leverage ratio of the Fund.

    All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by us). Preferred Shares will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

DISTRIBUTIONS AND RATE PERIODS


    GENERAL.  The following is a general description of distributions and rate
periods for the Preferred Shares. The initial rate period will be   days. The
distribution rate for this period will be       % per annum. Subsequent rate
periods normally will be 7 days for the Preferred Shares, and the distribution rate for each rate period will be determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, we may change the length of subsequent rate periods, depending on our needs and our Advisor's outlook for interest rates and other market factors, by designating them as special rate periods. See "--Designations of Special Rate Periods" below.


    DISTRIBUTION PAYMENT DATES. Distributions on Preferred Shares will be payable, when, as and if declared by our board of trustees, out of legally available funds in accordance with our declaration of trust, bylaws and applicable law. Each distribution rate determined in an auction generally will apply to the period beginning on the first business day after the auction and lasting through the date of the next auction. If distributions are payable on a day that is not a business day, then distributions will generally be payable on the next day if such day is a business day, or as otherwise specified in our declaration of trust or bylaws.

    Distributions will be paid through DTC on each distribution payment date. The distribution payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the Auction Agent in same-day funds on each distribution payment date to agent members (members of DTC that will act on behalf of existing or potential Preferred shareholders). These agent members are in turn expected to pay these distributions to the persons for whom they are acting as agents. The current Broker-Dealers have indicated that distribution payments will be available in same-day funds on each distribution payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

    CALCULATION OF DISTRIBUTION PAYMENT. We compute the amount of distributions per share payable on Preferred Shares by determining a rate, derived by multiplying the stated rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 360 for any rate period, including a special rate period. This rate is multiplied by $25,000 to arrive at the distributions per share. Distributions on Preferred Shares will accumulate from
the date of their original issue, which is expected to be          , 2004. For
each rate period after the initial rate period, the distribution rate will be the rate determined at auction, except as described below. The distribution rate that results from an auction generally will not be greater than the maximum applicable rate.

    The maximum applicable rate for any regular rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the Reference Rate or (B) the applicable spread plus the Reference Rate. The "Reference Rate" is the applicable LIBOR Rate for a dividend period or a special distribution period of fewer than 365 days), or the applicable Treasury Index Rate (for a special distribution period of 365 days or more.) In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such distribution payment period. The applicable percentage and applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable distribution period for the Preferred Shares.

                          APPLICABLE PERCENTAGE TABLE


                                              APPLICABLE
      RATINGS FOR PREFERRED SHARES            PERCENTAGE
-----------------------------------------    OF REFERENCE    APPLICABLE
       MOODY'S                FITCH              RATE          SPREAD
---------------------   -----------------   --------------   -----------
Aa3 or higher           AA- or higher            150%          150 bps
A3 to A1                A- to A+                 200%          200 bps
Baa3 to Baa1            BBB- to BBB+             225%          225 bps
Ba1 and lower           BB+ and lower            275%          275 bps


    Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:


                           MAXIMUM           MAXIMUM
                          APPLICABLE     APPLICABLE RATE   METHOD USED TO
                        RATE USING THE      USING THE       DETERMINE THE
                          APPLICABLE       APPLICABLE          MAXIMUM
REFERENCE RATE            PERCENTAGE         SPREAD        APPLICABLE RATE
--------------          --------------   ---------------   ---------------
          1%                 1.50%            2.50%            Spread
          2%                 3.00%            3.50%            Spread
          3%                 4.50%            4.50%            Either
          4%                 6.00%            5.50%          Percentage
          5%                 7.50%            6.50%          Percentage
          6%                 9.00%            7.50%          Percentage


    On or prior to each distribution payment date, we are required to deposit with the Auction Agent sufficient funds for the payment of declared distributions. The failure to make such deposit will not result in the cancellation of any auction. We do not intend to establish any reserves for the payment of distributions.

    In most cases, if an auction for Preferred Shares is not held when scheduled, the distribution rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the New York Stock Exchange was closed for three or more consecutive business days due to circumstances beyond its control or the Auction Agent was not able to conduct an auction in accordance with the Auction Procedures (as defined below) due to circumstances beyond its control.

    DISTRIBUTION RESTRICTIONS. While any of the Preferred Shares are outstanding, we generally may not pay or set apart for payment, any dividend or other distribution in respect of our common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of our common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

    - In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of our portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "-- Rating Agency Guidelines and Asset Coverage" below);

    - In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (i.e., the aggregate value of our portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

    - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under "Rating Agency Guidelines and Asset Coverage" below) is met;

    - Full cumulative distributions on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by us to be available for payment on the date payment is due to the Auction Agent; and

    - We have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in our declaration of trust or bylaws.

    We generally will not declare, pay or set apart for payment any distribution on any of our shares ranking as to the payment of distributions on a parity with Preferred Shares unless we have declared and paid or contemporaneously declare and pay full cumulative distributions on the Preferred Shares through our most recent distribution payment date. However, when we have not paid distributions in full on the Preferred Shares through the most recent distribution payment date or upon any shares of the Fund ranking, as to the payment of distributions, on a parity with Preferred Shares through their most recent respective distribution payment dates, the amount of distributions declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other.


    DESIGNATIONS OF SPECIAL RATE PERIODS. In certain circumstances we may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) we shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (c) if we shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. We also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. We will give Preferred Shareholders notice of a special rate period as provided in our bylaws.

REDEMPTION

    MANDATORY REDEMPTION. In the event we do not timely cure a failure to maintain (a) a discounted value of our portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, Preferred Shares will be subject to mandatory redemption on a date specified by our board of trustees out of funds legally available therefor in accordance with our bylaws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Fund) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. See article X of our bylaws, attached as Appendix A to the SAI, for a complete listing of the circumstances in which we must redeem Preferred Shares.

    In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, we will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, we may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that we deem fair and equitable.

    OPTIONAL REDEMPTION. We have the option to redeem shares of the Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a distribution payment date at the redemption price per share of $25,000, plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by us) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause us to violate the 1940 Act or applicable law. We have the authority to redeem the Preferred Shares for any reason.

    Except for the provisions described above, nothing contained in our bylaws limits any right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any shares for which Notice of Redemption has been given and we meet the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by us shall have no voting rights. If fewer than all the outstanding shares of the Preferred Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by our board of trustees.

LIQUIDATION

    Subject to the rights of holders of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all distributions thereon (whether or not earned or declared by us) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to Preferred shareholders of the full preferential amounts provided for as described herein, Preferred shareholders as such shall have no right or claim to any of our remaining assets.

    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

    We are required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; this discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on our portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of our assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of our portfolio. The amount of ineligible assets included in our portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected distribution and other payment obligations of the Fund.


    We are also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. Our 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding and in connection with the declaration of any distribution on, or repurchase of, any common or preferred stock. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of May 6, 2004, the 1940 Act Preferred Shares Asset Coverage with respect to all of our preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $177,654 and the application of the net proceeds as described under "Use of Proceeds" would have been computed as follows:



Value of Fund assets less liabilities not
  constituting senior securities..............             $64,564,855
                                                   =                        =         380%
                                                           ----------
Senior securities representing indebtedness
  plus liquidation value of the Preferred
  Shares......................................             $17,000,000


    In the event we do not timely cure a failure to maintain (a) a discounted value of our portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, we will be required to redeem Preferred Shares as described under "Redemption -- Mandatory Redemption" above.

    We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by us pursuant to the rating agency guidelines in the event we receive confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

    Our board of trustees may amend the definition of maximum rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum rate without the vote or consent of the Preferred Shareholders or of any other of our shareholders, provided that immediately following any such increase we could meet the Preferred Shares Basic Maintenance Amount Test.

    As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by us and our Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Our common shares have not been rated by a rating agency.

    A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. We will pay certain fees to Moody's and Fitch for rating Preferred Shares.

VOTING RIGHTS


    Except as otherwise provided in this prospectus and in the SAI, in our declaration of trust and our bylaws, or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and holders of any other shares of preferred shares of the

Fund (one vote per share) and will vote together with holders of common shares and holders of any other preferred shares of the Fund as a single class.



    Holders of outstanding Preferred Shares, voting as a separate class, are entitled at all times to elect two of our trustees. The remaining trustees normally are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. If at any time distributions (whether or not earned or declared by us) on outstanding preferred shares, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' distributions thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such distributions, then, as the sole remedy of holders of outstanding Preferred Shares, the number of trustees constituting the board of trustees shall be increased and holders of Preferred Shares shall be entitled to elect additional trustees such that the trustees elected solely by Preferred Shareholders will constitute a majority of our trustees, as described in our bylaws. If we thereafter shall pay, or declare and set apart for payment, in full, distributions payable on all outstanding Preferred Shares, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees so elected by the Preferred Shareholders (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the Preferred Shareholders have the right to elect in any event), will terminate automatically.


    So long as any Preferred Shares are outstanding, we will not, without the affirmative vote or consent of holders of seventy-five percent (75%) of each class of shares outstanding, authorize our conversion from a closed end to an open end investment company. So long as any Preferred Shares are outstanding, we will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at such time (voting together as a separate class):

    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or distributions, including distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional preferred shares, unless, in the case of preferred stock on a parity with the Preferred Shares, we obtain confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and we continue to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

    (b) amend, alter or repeal the provisions of our bylaws by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or Preferred Shareholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Preferred Shareholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and distributions, including distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause us not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount; or

    (c) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.

    So long as any Preferred Shares are outstanding, we shall not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and do not foresee becoming insolvent.

    We will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in our bylaws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in
(a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under our bylaws, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (a) 67% or more of the outstanding Preferred Shares present at a meeting of Preferred Shareholders or represented by proxy if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy or (b) more than 50% of the outstanding Preferred Shares. However, to the extent permitted by Massachusetts law, our declaration of trust and our bylaws, no vote of holders of common shares, either separately or together with holders of Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

    The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

    Our bylaws provide that, except as otherwise described herein, the applicable distribution rate for Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises us has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in our bylaws and summarized below, in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See our bylaws for a more complete description of the auction process.

    AUCTION AGENCY AGREEMENT. We will enter into an auction agency agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the applicable rate for Preferred Shares so long as the applicable rate is to be based on the results of an auction.


    The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the Auction Agent are unpaid). If the Auction Agent should resign, we will use our reasonable best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent at any time upon prior notice provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by us, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.


    The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by us, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction.


    We may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The Auction Agent may not terminate the Broker-Dealer Agreements without our consent.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders with respect to such Preferred Shares to that Broker-Dealer as follows:

    - Hold order -- indicating its desire to hold such shares without regard to the applicable rate for the next rate period;

    - Bid -- indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified; and/or

    - Sell order -- indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

    A Beneficial Owner may submit different orders and types of orders to its Broker-Dealer with respect to Preferred Shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid with respect to Preferred Shares to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer with respect to its shares will ordinarily be deemed to have submitted a hold order with respect to its shares to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

    A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner but wishes to purchase Preferred Shares or that is a Beneficial Owner that wishes to purchase additional Preferred Shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for such Preferred Shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum rate on the auction date will not be accepted.

    The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by us) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

    The applicable rate for Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the Preferred Shares available for purchase in the auction.

    If there are not sufficient clearing bids for Preferred Shares, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if we have declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all Preferred Shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the reference rate.

    The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of Preferred Shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a distribution payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.


    The auctions for Preferred Shares will normally be held every 7 days, and a rate period will normally begin on the following business day.


    If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

    If a distribution payment date is not a business day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the distribution payable on such date can not be paid for any such reason, then:

    - the distribution payment date for the affected rate period will be the next business day on which we and our paying agent, if any, can pay the distribution;

    - the affected rate period will end on the day it otherwise would have ended; and

    - the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

    The following is a simplified example of how a typical auction works. Assume that we have 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A.........  Owns 500 shares, wants to sell  Bid order of 1.2% rate for all 500 shares all 500 shares if distribution
                           rate is less than 1.2%

Current Holder B.........  Owns 300 shares, wants to hold  Hold order -- will take the distribution rate

Current Holder C.........  Owns 200 shares, wants to sell  Bid order of 1.0% rate for all 200 shares all 200 shares if distribution
                           rate is less than 1.0%

Potential Holder D.......  Wants to buy 200 shares         Places order to buy at or above 1.1%

Potential Holder E.......  Wants to buy 300 shares         Places order to buy at or above 1.0%

Potential Holder F.......  Wants to buy 200 shares         Places order to buy at or above 1.2%

    The lowest distribution rate that will result in all 1,000 Preferred Shares continuing to be held is 1.1% (the offer by D). Therefore, the distribution rate will be 1.1%. Current holders B and C will continue to own their Preferred Shares. Current holder A will sell its Preferred Shares because A's distribution rate bid was higher than the distribution rate. Potential holder D will buy 200 Preferred Shares and potential holder E will buy 300 Preferred Shares because their bid rates were at or below the distribution rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the distribution rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

    The Broker-Dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and if they do, they may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity. Our Preferred Shares will not be listed on any stock exchange or on the Nasdaq Stock Market.

    Investors who purchase our Preferred Shares in an auction (particularly if we have declared a special rate period) should note that because the distribution rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

    A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES


    Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this prospectus, there are 2,485,000 of our common shares outstanding. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares are fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting.


    If Preferred Shares are outstanding, common shareholders will not be entitled to receive any distributions from us unless all accrued and payable distributions on Preferred Shares have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to Preferred Shares is at least 200% after giving effect to the distributions. Similarly, if borrowings are outstanding, we may not pay distributions to common or preferred shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions.


    Our common shares are traded on the AMEX under the symbol "RHR". We intend to hold annual meetings of shareholders.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

    Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of private, for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, the risk of your incurring financial loss due to shareholder liability is limited to circumstances in which (i) a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, (ii) we are unable to meet our obligations, and (iii) the complaining party is held not to be bound by our disclaimer.

    Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

    - Our board of trustees is divided into three classes having initial terms of approximately one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

    - The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

    - Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders, which were entitled to vote for election of such trustee.


    - Our declaration of trust and bylaws contain provisions which restrict any one person or group of persons from owning more than 9.8% of our shares.


    - The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company.


    - Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shareholders: the merger, consolidation, reorganization or recapitalization of the Fund to combine the Fund with another entity; the sale, lease or transfer of all or substantially all of our assets; or the liquidation or termination of the Fund; and provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of either
      (a) the voting shareholders or (b) the least amount permitted by applicable law.


    - Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure all or substantially all our assets in connection with our use of leverage.

    - The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of voting shareholders or the least amount required by applicable law.

    - Our declaration of trust and bylaws contain provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Shareholder nominations that meet the requirements of our declaration or trust and bylaws will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

    - Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

    The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

    The provisions of our declaration of trust described above could have the effect of depriving common shareholders of opportunities to sell their shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objectives and policies.

    There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                           REPURCHASE OF FUND SHARES

    We are a closed end investment company and therefore common shareholders do not have the right to cause us to redeem their common shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so. Any determination to repurchase common shares would reduce the asset coverage for the Preferred Shares and might make it necessary or desirable for us to redeem Preferred Shares. As described above in "Description of Preferred Shares -- Distributions and Rate Periods -- Distribution Restrictions," the repurchase of common shares may be restricted or prohibited at times when there exist unpaid distributions on the Preferred Shares.

                                  TAX MATTERS

    The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your Preferred Shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

    We intend to be qualified under the regulated investment company ("RIC") provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

    The Preferred Shares will constitute stock, and distributions by us with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of our current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions to you would constitute interest, whether or not they exceeded our earnings and profits, would be included in full in your income, and would be taxed as ordinary income. Our counsel believes that such a position, if asserted by the IRS, would be unlikely to be upheld by a competent court.

    The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, we intend each taxable year to allocate capital gain dividends among our common shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year.

    Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of allocable earnings and profits. Distributions of net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have held your shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income," as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in your shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares.

    A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date in October, November or December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

    If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

    We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions payable to you if:

    - you fail to provide us with your correct taxpayer identification number;

    - you fail to make required certifications; or

    - you have been notified by the IRS that you are subject to backup withholding.

    Some of the distributions we make to you may be classified as ordinary income or long term capital gains. Because we intend that a substantial portion of our total investments will be in the equity securities of REITs, the classification of our distributions to you will be in part determined by the classification of the distributions we receive from our REIT investments. After a calendar year-end, REITs often change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information.

    The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum federal income tax rate to 15% on net capital gain recognized by individuals and "qualified dividend income" individuals receive from certain domestic and foreign corporations, sometimes referred to as QDI. If we make distributions of net capital gain, you will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. Under the act, the reduced rate will cease to apply for taxable years beginning after December 31, 2008. Dividends paid by REITs, which we expect to receive, generally are not QDI. Because dividends paid by a RIC generally are QDI only to the extent of the QDI received by the RIC, we anticipate that most of the dividends that we distribute to you will not be QDI and that therefore the reduced 15% rate generally will not apply to these dividends (other than distributions of net capital gain). You should consult with your tax advisor to determine the consequences of these tax law changes.

    Our distributions to you may also be subject to state and local taxes. You should consult with your own tax advisor regarding your particular tax consequences of investing in the Preferred Shares.

                                  UNDERWRITING


    RBC Dain Rauscher Inc., whose principal business address is 60 South 6th Street, Minneapolis, Minnesota 55402, is acting as sole underwriter in this offering. Subject to the terms and conditions described in an underwriting agreement among us and RBC, we have agreed to sell to RBC, and RBC has agreed to purchase from us, the Preferred Shares.



    RBC has agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. We have agreed to indemnify RBC and its controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments RBC may be required to make in respect of those liabilities.



    RBC is offering the shares, subject to prior sale, when, as and if issued to and accepted by it, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by RBC of officers' certificates and legal opinions and the receipt by the Fund of ratings of AAA from Fitch and Aaa from Moody's on the Preferred Shares as of the time of the closing of this offering. RBC reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.


COMMISSIONS AND DISCOUNTS


    RBC has advised us that it proposes initially to offer the Preferred Shares to the public at $25,000 per share plus accumulated distributions, if any, and
may offer to dealers at that price less a concession not in excess of $      per
Preferred Share. The total sales load of $      per share is equal to   % of the
initial offering price and will be paid by you. RBC may allow, and the dealers
may reallow, a discount not in excess of $      per share to other dealers.
After the offering, the public offering price, concession, discount and other selling terms may be changed. Certain dealers acting in the capacity of subunderwriters may receive additional compensation for acting in that capacity.



    The settlement date for the purchase of the Preferred Shares will be
            , 2004 as agreed upon by RBC, the Fund and our Advisor pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


OTHER RELATIONSHIPS


    We anticipate that RBC or its respective affiliates may, from time to time, act in auctions as a Broker-Dealer and receive fees as set forth under "The Auction" and in the SAI. RBC is an active underwriter of, and dealer in, securities and acts as market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, us.



    In connection with the initial offering of our common shares, our Advisor, and not the Fund, agreed to pay to RBC and the other lead underwriter an annual fee equal to, in the aggregate, 0.15% of the Fund's managed assets net of managed assets attributable to sales of shares to affiliates of our Advisor in our initial offering of common shares (0.10% to RBC and 0.05% to the other lead underwriter). This fee will be paid quarterly in arrears during the term of our advisory contract, and any renewal thereafter, with the Advisor. The aggregate fees paid during the term of the contract plus reimbursement of legal expenses of RBC and the other lead underwriter will not exceed 4.5% of the total price of the common shares in their initial public offering. Such amount plus the sales load related thereto will be limited to 9% of the total price of the common shares in their initial public offering.



    RBC and its affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of our Advisor, its affiliates or their clients or affiliates.


                         CUSTODIAN AND TRANSFER AGENTS


    Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our transfer agent with respect to our Preferred Shares is currently The Bank of New York, 101 Barclay Street, New York, New York 10286. Our transfer agent with respect to our common shares is Shareholder Service Center, c/o EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.


                                 LEGAL MATTERS

    Certain legal matters in connection with our Preferred Shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one of our trustees and a director and 50% beneficial owner of our Advisor is a former partner and former chairman of Sullivan & Worcester LLP.


    Certain legal matters will be passed upon for the Underwriter by Goodwin Procter LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
General Information.........................................      3
Additional Information About Investment Policies and
  Restrictions..............................................      3
Management of the Fund......................................      8
Compensation of Trustees....................................     12
Administrative Services.....................................     13
Portfolio Transactions and Brokerage........................     14
Determination of Net Asset Value............................     14
Additional Information Concerning the Auctions of Preferred
  Shares....................................................     15
Distributions on Common Shares..............................     16
Tax Matters.................................................     16
Performance Information.....................................     20
Independent Auditors........................................     21
Additional Information......................................     21
Financial Statements........................................    F-1
Appendix A -- Article X of the Form of Amended and Restated
  Bylaws....................................................    A-1
Appendix B -- Ratings of Corporate Bonds and Commercial
  Paper.....................................................    B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                             680 SHARES, SERIES TH


                                     [LOGO]

                            AUCTION PREFERRED SHARES

                                ----------------
                   LIQUIDATION PREFERENCE, $25,000 PER SHARE
                            ------------------------


                              RBC CAPITAL MARKETS


                                  ------------
                                   PROSPECTUS
                               ------------------

                                           , 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                      RMR HOSPITALITY AND REAL ESTATE FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 332-9530


THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL SECURITIES UNTIL A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THIS STATEMENT OF ADDITIONAL INFORMATION, OR SAI, IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF RMR HOSPITALITY AND REAL ESTATE FUND, DATED ________, 2004, AS SUPPLEMENTED FROM TIME TO TIME. THIS SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE SAI AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING TO US OR CALLING US AT THE ADDRESS OR TELEPHONE NUMBER SHOWN ABOVE. YOU MAY ALSO OBTAIN A COPY OF OUR PROSPECTUS AND SAI ON THE SEC'S WEBSITE (http://www.sec.gov).


SUBJECT TO COMPLETION, DATED MAY 11, 2004.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                               PAGE
                                                                                               ----
General Information........................................................................       3
Additional Information About Investment Policies and Restrictions..........................       3
Management of the Fund.....................................................................       8
Compensation of Trustees...................................................................      12
Administrative Services....................................................................      13
Portfolio Transactions and Brokerage.......................................................      14
Determination of Net Asset Value...........................................................      14
Additional Information Concerning the Auctions of Preferred Shares.........................      15
Distributions on Common Shares.............................................................      16
Tax Matters................................................................................      16
Performance Information....................................................................      20
Independent Auditors.......................................................................      21
Additional Information.....................................................................      21
Financial Statements.......................................................................     F-1
Appendix A - Article X of the Form of Amended and Restated Bylaws..........................     A-1
Appendix B - Ratings of Corporate Bonds and Commercial Paper...............................     B-1

                               GENERAL INFORMATION

RMR Hospitality and Real Estate Fund ("we", "us" or the "Fund") is a recently organized, non-diversified, closed end management investment company organized as a Massachusetts business trust. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

        ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment policies and restrictions are not fundamental and may be changed by our board of trustees without the approval of the shareholders; however, we will not change our investment policies or restrictions without written notice to shareholders. Our investment objectives are fundamental policies and cannot be changed without a vote of our shareholders.

U.S. GOVERNMENT OBLIGATIONS

We may periodically invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

CASH RESERVES

Our cash reserves, which may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, may be invested in money market instruments.

Money market instruments in which we may invest will include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

REPURCHASE AGREEMENTS

To invest temporarily available cash, we may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to the Fund in investing in repurchase agreements is the inability of the counterparty to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

The principal risks to the Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

FOREIGN SECURITIES

Although we have no present intention to do so, we may invest up to 10% of our managed assets in securities denominated in currencies other than the U.S. dollar. Although we have no present intention to do so, we may also invest, without limitation, in U.S. dollar denominated securities issued by non-U.S. entities. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities issued by U.S. entities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. Foreign stock markets usually have substantially less volume than U.S. markets and the Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, our overall expense ratio may increase if we invest in foreign securities.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

ZERO COUPON SECURITIES

We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our investment company taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

MORTGAGE-BACKED SECURITIES

We may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Although we have no present intention to do so, we may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, we may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, we may not be able to realize the rate of return we expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which we may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause us to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. We may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on our yield to maturity to the extent we invest in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, we may fail to recoup fully our initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy and sell those securities at any particular time.

BUSINESS LOANS

Although we have no present intention to do so, we may invest up to 10% of our managed assets in loans extended to businesses by banks or other financial institutions. If we purchase a loan or a participation in a loan, we acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. We may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by us may involve revolving credit facilities or other standby financing commitments which obligate us to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, we may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

ILLIQUID SECURITIES

We may invest up to 15% of our managed assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by the Fund's Board of Trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by our Advisor to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, our holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in having more than 15% of our assets invested in illiquid or not readily marketable securities.

PORTFOLIO TURNOVER RATE

Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objectives and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be greater than 50%.

INVESTMENT RESTRICTIONS

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in the securities of issuers primarily engaged in each of the hospitality and real estate industries and not in any other industry, provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8. will not operate any hospitality business for our own account, except that we may invest in securities of companies that are engaged in hospitality businesses and we may hold and sell hospitality businesses or operations acquired through default, liquidation or other distributions of an interest in a hospitality business as a result of our ownership of such securities;

9. will invest, under normal market conditions, at least 80% of the value of our managed assets in securities issued by hospitality and real estate companies unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

10. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

11. will not enter into short sales representing more than 5% of our managed assets; and

12. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding shares. Our non-fundamental policies may be changed by vote of a majority of our board of trustees.

                             MANAGEMENT OF THE FUND

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 2005, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 2006, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 2007. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

Holders of a plurality of our common shares and our Preferred Shares, voting together, will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. While Preferred Shares are outstanding, preferred shareholders will also be entitled to elect two trustees. Preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

TRUSTEES AND OFFICERS

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."


                        POSITION(S)                                                                               NUMBER OF
                        HELD WITH FUND                                                                            PORTFOLIOS
                        AND TERM OF                                                                               IN FUND
                        OFFICE AND             PRINCIPAL OCCUPATION(S)                                            COMPLEX
NAME                    LENGTH OF TIME         DURING PAST 5 YEARS AND                                            OVERSEEN BY
(AGE)                   SERVED                 OTHER DIRECTORSHIPS HELD BY TRUSTEE                                TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES

Barry M.                Class III              Chairman of Reit Management - 1986 to present;                           2
Portnoy*                Trustee to             Director and Vice President of our Advisor - July 2002 to
(58)                    serve until              present;
                        2007.                  Managing Director of Five Star Quality Care, Inc. - 2001 to
                        January 2004 to          present;
                        present.               Managing Trustee of Senior Housing Properties Trust - 1999
                                                 to present;
                                               Managing Trustee of Hospitality Properties Trust - 1995 to
                                                 present;
                                               Managing Trustee of HRPT Properties Trust - 1986 to present.


Gerard M.               Class II               Director of Reit Management - 1986 to present;                           2
Martin*                 Trustee to             Director and Vice President of our Advisor - July 2002 to
(69)                    serve until              present;
                        2006.                  Managing Director of Five Star Quality Care, Inc. - 2001 to
                        January 2004 to          present;
                        present.               Managing Trustee of Senior Housing Properties Trust - 1999
                                                 to present;
                                               Managing Trustee of Hospitality Properties Trust - 1995 to
                                                 present;
                                               Managing Trustee of HRPT Properties Trust - 1986 to present.

DISINTERESTED
TRUSTEES

Frank J.                Class II Trustee       Partner in the Boston law firm of Sherin and Lodgen LLP;                 2
Bailey                  to serve until           Trustee of Hospitality Properties Trust - 2003 to present;
(48)                    2006. March              Trustee of Senior Housing Properties Trust - 2002 to
                        2004 to present.         present.

Arthur G.               Class III              President and Chief Executive Officer of Gainesborough                   2
Koumantzelis            Trustee to               Investments LLC - June 1998 to present; Trustee of
(73)                    serve until              Hospitality Properties Trust - 1995 to present; Director of
                        2007. March              Five Star Quality Care, Inc. - 2001 to present; Trustee of
                        2004 to present.         Senior Housing Properties Trust - 1999 to 2003.

John L.                 Class I                Executive Director and trustee of the Yawkey Foundation (a               2
Harrington              Trustee to               charitable trust) and a trustee of the JRY Trust (a
(67)                    serve until              charitable trust) - 1982 to present; Chief Executive Officer
                        2005. March              of the Boston Red Sox Baseball Club - 1982 to 2002; Trustee
                        2004 to present.         of Hospitality Properties Trust - 1995 to present; Director of Five Star Quality Care, Inc. - 2001 to January 2004; Trustee
                                                 of Senior Housing Properties Trust - 1999 to present.


----------
* Indicates a trustee who is an "interested person" of the Fund as defined by the 1940 Act by virtue of control of our Advisor.



EXECUTIVE OFFICERS


Thomas M. O'Brien       President.             President and Director of our Advisor - July 2002 to present;
(37)                    January 2004 to        President of RMR Real Estate Fund - July 2002 to present;
                        present.               Vice President of Reit Management - April 1996 to present;
                                               Treasurer and Chief Financial Officer, Hospitality Properties
                                               Trust - April 1996 to October 2002;
                                               Executive Vice President, Hospitality Properties Trust -
                                                 October 2002 to December 2003.

Mark L. Kleifges        Treasurer.             Vice President of Reit Management - 2002 to present;
 (43)                   January 2004 to        Treasurer of RMR Real Estate Fund - November 2003 to present;
                        present.               Vice President of our Advisor - December 2003 to present;
                                               Treasurer and Chief Financial Officer, Hospitality Properties
                                               Trust - 2002 to present; Partner, Arthur Andersen LLP - 1993-2002.

Jennifer B. Clark       Secretary.             Vice President of Reit Management - 1999 to present;
(42)                    January 2004 to        Secretary of RMR Real Estate Fund and Clerk of our Advisor -
                        present.                 July 2002 to present;
                                               Vice President of HRPT Properties Trust - 1999 to present;
                                               Partner, Sullivan & Worcester LLP - 1997 to 1999.

John C. Popeo           Vice President.        Treasurer of Reit Management - 1997 to present;
(43)                    January 2004 to        Treasurer of RMR Real Estate Fund - July 2002 to November
                        present.               2003;
                                               Vice President of RMR Real Estate Fund - November 2003 to
                                                 present;
                                               Treasurer of our Advisor - July 2002 to present;
                                               Treasurer and Chief Financial Officer of HRPT Properties Trust-
                                                 1997 to present.

Adam D. Portnoy         Vice President.        Vice President of Reit Management - September 2003 to present;
(33)                    January 2004 to        Vice President of our Advisor - December 2003 to present;
                        present.               Vice President of RMR Real Estate Fund - February 2004 to
                                                 present;
                                               Executive Vice President of HRPT Properties Trust - December
                                                 2003 to present;
                                               Senior Investment Officer, International Finance Corporation -
                                                 June 2001 - July 2003;
                                               Vice President, ABN AMRO Investment Banking - January 2001 -
                                                 May 2001;
                                               President and CEO, Surfree.com, Inc. - June 1997 - June 2000.


Each of our executive officers is elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

COMMITTEES OF THE BOARD

We have an Audit Committee consisting of all of the disinterested trustees. The Audit Committee's functions are to: engage independent accountants to conduct an annual audit of our financial statements; review with the independent accountants the outline, scope and results of our annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, our Audit Committee will meet with the independent accountants and representatives of management to review accounting activities and our financial reporting and controls. To date the Audit Committee has not met.

We have a Nominating Committee and a Compensation Committee, each consisting of all of the disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to annually review our agreement with our Advisor and determine the fees paid to our trustees, our Advisor as well as any other compensation paid to our Advisor and its affiliates. To date, neither the Nominating Committee nor the Compensation Committee has met.

We have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. To date, the Valuation Committee has not met.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

As described in the prospectus, we and our Advisor are parties to an investment management agreement (the "Advisory Agreement"). Our board of trustees, including a majority of our disinterested trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement, and has done so for an initial two year term commencing on the effective date of the Fund's Registration Statement and will do so annually thereafter. In determining to approve the Advisory Agreement, our trustees reviewed materials provided by the Advisor and considered: (1) the level of fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Advisor recognizing, in particular, the expertise of affiliates of the Advisor in managing REITs, including a REIT focused on hospitality investments; (3) anticipated benefits derived by the Advisor from its relationship with the Fund; (4) the costs of providing services to the Fund;
(5) the anticipated profitability of the Fund to the Advisor, and (6) the benefits, in particular the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934 which may be derived by the Advisor as a result of allocation of our brokerage transactions. They also considered that the Advisor agreed to pay all offering costs, other than the sales load for the initial offering of the Fund's common shares, that exceeded an amount equal to $0.04 per common share sold to non-affiliates. On April 2, 2004, based on their evaluation of all material factors discussed above the board of trustees, and separately, the disinterested trustees, voted to approve the Advisory Agreement. The Advisor, as sole shareholder, also approved the Advisory Agreement on April 2, 2004.

TRUSTEE OWNERSHIP


The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of April 27, 2004. The information as to beneficial ownership is based on statements furnished to us by each trustee.



                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                   EQUITY SECURITIES IN ALL
                                                                                     REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                 TRUSTEE IN FAMILY OF
                                               SECURITIES IN THE FUND                 INVESTMENT COMPANIES
            NAME OF TRUSTEE                    AS OF APRIL 27, 2004(1)                AS OF APRIL 27, 2004
-----------------------------------------------------------------------------------------------------------------
Barry M. Portnoy                         Over $100,000                          Over $100,000
Gerard M. Martin                         Over $100,000                          Over $100,000
Frank J. Bailey                          None                                   $1 - $10,000(2)
John L. Harrington                       None                                   Over $100,000(2)
Arthur G. Koumantzelis                   None                                   $1 - $10,000(2)


(1) As of December 31, 2003, the Fund was not in existence, and accordingly no trustees owned equity securities in the Fund.

(2) As of December 31, 2003, this trustee owned no equity securities in the family of registered investment companies overseen by this trustee.


PRINCIPAL SHAREHOLDERS


As of May 6, 2004, our common shares were our only class of shares outstanding. To our knowledge no person owned of record or beneficially more than 5% of our common shares as of May 6, 2004, except as set forth below. To our knowledge, none of our trustees own 1% or more of our outstanding common shares, except as set forth below, and our officers and trustees own, as a group, less than 20% of our outstanding common shares.



                                                                                     PERCENTAGE OF THE FUND'S
                                                                                     OUTSTANDING SHARES AS OF
          RECORD SHAREHOLDERS                   NUMBER OF COMMON SHARES                    MAY 6, 2004
          -------------------                   -----------------------                   -------------
Cede & Co.                                             2,480,000                                99.8%



                                                                                     PERCENTAGE OF THE FUND'S
                                                                                     OUTSTANDING SHARES AS OF
        BENEFICIAL SHAREHOLDERS                 NUMBER OF COMMON SHARES                    MAY 6, 2004
        -----------------------                 -----------------------                   -------------
Barry M. Portnoy                                      242,500(1)                                9.8%
Gerard M. Martin                                      242,500(1)                                9.8%



(1) 240,000 shares are held indirectly by virtue of such person's 100% ownership of a corporation and 2,500 shares are held indirectly by virtue of such person's 50% ownership of our Advisor.


PROXY VOTING POLICES AND PROCEDURES

The Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Fund. The Fund's policies and procedures are implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the board of trustees of the Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

Proxies solicited by issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Advisor will follow the instructions of the board of trustees.

                            COMPENSATION OF TRUSTEES


We will pay each trustee who is not an interested person a fee of $2,500 per year plus $250 per trustees' meeting attended in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive $250 for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid. Trustee compensation may be adjusted from time to time. Our trustees will receive no pension or retirement benefits from us.


Because we were formed in January, 2004, during the year ended December 31, 2003, the trustees of the Fund did not receive any compensation for serving as our trustees. Set forth in the table below are amounts received by or owed to the following persons during the year ended December 31, 2003, for serving as trustees of RMR Real Estate Fund, an investment company also managed by our Advisor.

                                                                                       Total Compensation from
            NAME OF TRUSTEE                     COMPENSATION FROM FUND                  FUND AND FUND COMPLEX
--------------------------------------------------------------------------------------------------------------------
           Barry M. Portnoy                               $ 0                                     $ 0
           Gerard M. Martin                               $ 0                                     $ 0
            Frank J. Bailey                               $ 0                                   $ 10,000
          John L. Harrington                              $ 0                                   $ 10,000
        Arthur G. Koumantzelis                            $ 0                                   $ 10,000

                             ADMINISTRATIVE SERVICES

In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder; (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank and Trust Company is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

For reviewing the work performed by State Street Bank and Trust Company and for performing administrative services not provided by State Street Bank and Trust Company, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

CODE OF ETHICS

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in REITs and real estate securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 450 5th St., N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through EquiServe Trust Company, N.A., our transfer agent and Plan Agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our employees with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

Investment decisions for the Fund and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of the Fund's having its advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining our net asset value, securities which primarily trade in the over the counter market are valued at the mean of the current bid and ask prices as quoted by the NASDAQ, the National Quotation Bureau or other source deemed comparable by our board of trustees.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees.

       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF PREFERRED SHARES

GENERAL

DTC will act as the Securities Depository with respect to the Preferred Shares. All of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. The global certificate held by Cede & Co. will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in our bylaws. We will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of our trustees, in circumstances described under "Description of Preferred Shares--Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares. Owners of Preferred Shares are not entitled to receive certificates representing their ownership interest.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participants in the Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

The Auction Agent will act as our agent in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. We will indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the Auction Agency Agreement and under the Broker-Dealer Agreements entered by the Auction Agent pursuant to the Auction Agency Agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction-Secondary Market Trading and Transfer of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

BROKER-DEALERS


The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a distribution period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a distribution period of one year or longer, of the liquidation preference ($25,000 per share) of the Preferred Shares placed by such Broker-Dealer at such Auction. For purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and acquired by such Broker-Dealer for its customers who are beneficial owners of those Preferred Shares (b) the subject of an order submitted by such Broker-Dealer that is (i) a bid of an existing holder that resulted in the existing holder continuing to hold Preferred Shares as a result of the Auction or (ii) a bid of a potential holder that resulted in the potential holder purchasing Preferred Shares as a result of the Auction or (iii) a valid hold order.


The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. A Broker-Dealer that submits an order for its own account in any Auction might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that

Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.


                         DISTRIBUTIONS ON COMMON SHARES

We intend to make regular monthly distributions to our common shareholders after making payment or provision for payment of distributions on, or redeeming, our preferred shares, and interest and required principal payments on our borrowings, if any. We expect our initial common share distribution will be declared approximately 60 days, and paid approximately 90 days, after the completion of our closing of the initial public offering of our common shares, which occurred on April 30, 2004. The amount of our distributions and our distributions policy are subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.


We expect to derive ordinary income primarily from distributions we receive on our owned REIT shares. We may also earn ordinary income from interest and from dividends we receive on other securities which we own. Our ordinary income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time.

A portion of the distributions we receive on our owned REIT shares may be classified by those REITs as capital gains or returns of capital. Capital gain or loss may also be generated by us when we sell our investments for amounts different than their adjusted tax basis. The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC.

LEVEL RATE DIVIDEND POLICY

We expect to make distributions on our common shares in equal amounts each month. This is referred to as a "level rate dividend policy." Because the 1940 Act generally limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to our common shareholders during the last part of a calendar year which is larger than or in addition to the amount we expect we could maintain on a regular monthly basis.

MANAGED DIVIDEND POLICY

In December 2003, we applied to the SEC for exemptive relief under the 1940 Act to implement a policy referred to as a "managed dividend policy." In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each monthly distribution which are to be treated by our common shareholders as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular monthly distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations. There can be no assurance, however, that we will receive an order which permits a managed dividend policy, or if received that we will implement such a policy.

                                   TAX MATTERS

Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our Preferred Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of our Preferred Shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

We intend to qualify each taxable year for treatment as a RIC, although we cannot give complete assurance that we will so qualify. To qualify for this treatment, we must, among other things: (a) derive at least 90% of our gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies; (b) distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (c) diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses.

If we qualify for treatment as a RIC, we generally will not be subject to federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of our earnings and profits. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

We intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. We also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period ending October 31 of that year, plus 100% of any retained amount of either of our ordinary income or capital gain net income from the prior year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount with respect to which we pay income tax. A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. We generally intend to make distributions sufficient to avoid imposition of the excise tax.

The 1940 Act generally limits our capital gain distributions to one per year, although under some circumstances Section l9(b) and Rule 19b-1 of the 1940 Act allow us up to three distributions per year that we may designate in whole or in part as capital gain dividends. We have applied for an order from the Securities and Exchange Commission that would permit us to designate each one of our distributions, whether on our common or Preferred Shares, as a capital gain dividend in whole or in part. If we receive the order, we expect to be able to fully distribute our net capital gains to our shareholders in the form of one or more distributions, and to do so in a manner that complies with the federal income tax requirement for RIC taxation that capital gain dividends be designated proportionately among various classes of our shares.

However, if we do not receive the order, then in order to satisfy both the 1940 Act requirement of limited capital gain designations and the RIC federal income tax requirement of proportional capital gain designations, we may be forced to retain capital gains and pay tax on those retained gains at the fund level, all without the benefit of deemed gain distributions and deemed tax credits to our shareholders; in addition, our shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, in the absence of the order, compliance with both the 1940 Act and the RIC federal income tax requirements will result in double taxation of gains that we have to retain and pay tax on, or alternatively, we may accelerate capital losses and defer capital gains, even if this would be contrary to our otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation.

Although there can be no assurance in this regard, based on available precedent we expect to receive the order. Accordingly, we expect to be able to fully distribute our net capital gains to our shareholders in compliance with both the 1940 Act and the RIC federal income tax requirements, and thereby avoid any double taxation on these net capital gains.

If at any time when Preferred Shares are outstanding we fail to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, we will be required to suspend distributions to holders of our common shares until such maintenance amount or asset coverage, as the case may be, is restored. Such a suspension may prevent us from satisfying the RIC distribution requirement and may therefore jeopardize our qualification as a RIC or cause us to incur an income tax or excise tax liability, or both. If we do not timely cure our failure to meet such maintenance amount or asset coverage when Preferred Shares are outstanding, we will be required to redeem Preferred Shares to maintain or restore such maintenance amount or asset coverage, as the case may be, and such a redemption may allow us to avoid failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve such objective.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. As long as we qualify for treatment as a RIC, distributions we make to our shareholders from our investment company taxable income generally will be taxable to them as ordinary income to the extent of our earnings and profits. We currently expect that most dividends we pay will not be eligible for the dividends received deduction available to corporations and will not be eligible for the new reduced maximum federal income tax rate on "qualified dividend income" received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Under the 2003 Tax Act, capital gain dividends that we pay with respect to gains recognized on sales or exchanges of capital assets through December 31, 2008, as well as any dividends that we pay with respect to "qualified dividend income" received by the Fund through December 31, 2008, will generally be subject to a maximum federal income tax rate of 15%.

Distributions on our shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular shareholder's investment. Those distributions are likely to occur in respect of shares purchased when our net asset value reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when our net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains we earned before the shareholder's investment (and thus included in the price the shareholder paid).

If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to our shareholders who (1) would be required to include in their federal taxable income, as long term capital gain, their share of the retained amount and (2) would be entitled to credit their proportionate share of the tax we paid on the retained amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

If (1) we may redeem all or part of the Preferred Shares upon payment of a premium, (2) based on all the facts and circumstances, we are more likely than not to redeem such shares, and (3) such premium exceeds a specified de minimis amount, it is possible that the holders of such shares may be required to accrue the premium as a dividend (to the extent of our earnings and profits) in advance of the receipt of cash representing such premium.

The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since the Fund's current and accumulated earnings and profits will first be used to pay distributions on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to common shareholders.

We will annually notify shareholders as to the federal tax status of our distributions to them.

SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Under the 2003 Tax Act, such gain is generally taxable to individuals at a maximum rate of 15% through December 31, 2008.

However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our Preferred Shares will be disallowed if other Preferred Shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time we may make a tender offer for some of our shares. A tender of shares pursuant to such an offer would be a taxable event. If we decide to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

We may, at our option, redeem Preferred Shares in whole or in part and we are generally required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend but only if the redemption distribution
(a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of the Preferred Shareholder's interest in the Fund, (c) is "substantially disproportionate" with respect to the Preferred Shareholder's interest in the Fund, or (d) with respect to a non-corporate Preferred Shareholder, is in partial liquidation of the Fund. For purposes of (a), (b) and
(c) above, a Preferred Shareholder's ownership of common shares will be taken into account.

BACKUP WITHHOLDING. We generally are required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish us with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to us that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

CERTAIN REAL ESTATE COMPANIES. Income that we derive from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or REIT) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. We will restrict our investment in partnerships to maintain our qualification as a RIC.

REMICs. Generally, we do not intend to invest in REITs that, to our knowledge, invest in residual interests of real estate mortgage investment conduits, or REMICs. Under Treasury regulations that have not yet been issued, but that may apply retroactively, a portion of a REIT's income that is attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be allocated to the REIT's shareholders (which may include us) in proportion to the dividends received. These regulations are expected to provide that excess inclusion income of a RIC will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to certain tax exempt entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and public charities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (defined in the Code to include governmental units, tax exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Our declaration of trust contains provisions that prevent a disqualified organization from owning our shares.

FOREIGN SECURITIES.

Dividends and interest we receive, and gains we realize, on our investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on these investments. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Although we have no present intention to do so, we may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if we hold stock of a PFIC, we will be subject to federal income tax on a portion of any "excess distribution" we receive on the stock or of any gain on our disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if we distribute the PFIC income as a taxable dividend to our shareholders. The balance of the PFIC income will be included in our investment company taxable income and, accordingly, will not be taxable to us to the extent we distribute that income to our shareholders.

If we invest in a PFIC and elect to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of our incurring the foregoing tax and interest obligation, we would be required to include in income each year our pro rata share of the QEF's annual ordinary earnings and net capital gain - which we would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if we did not in fact receive those earnings and gain from the QEF. However, we will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide us with information we need to comply with our tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a PFIC.

We may elect to "mark-to-market" any stock in a PFIC we own at the end of our taxable year, provided the PFIC stock is "marketable" as defined under the PFIC rules. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over our adjusted basis therein as of the end of that year. Pursuant to this election, we also may deduct (as an ordinary, not capital, loss) the excess, if any, of our adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in our income for prior taxable years under the election. Our adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. We will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent we actually receive cash distributions from the PFIC during that year. An investment in a PFIC may or may not consist of stock that is "marketable", and therefore this election may not be available with respect to an investment in a PFIC.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we annually must distribute substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, the Citigroup Broad Investment Grade Bond Index ("BIG"), Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE") Index, the NASDAQ Composite Index, and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms -- the standard deviation.)

Returns are historical and include change in share price and reinvestment of dividends and capital gains. REITs are represented by the NAREIT Equity REIT Index, an unmanaged portfolio representing the Equity REIT market. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                              INDEPENDENT AUDITORS


Ernst & Young LLP, with its principal place of business located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as our independent auditors. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC. The statement of assets and liabilities of the Fund as of April 23, 2004 appearing in the April 26, 2004 SAI relating to our common shares offering, and incorporated by reference herein, was audited by Ernst & Young LLP as set forth in their report thereon appearing in the April 26, 2004 SAI, and was included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                              FINANCIAL STATEMENTS

RMR HOSPITALITY AND REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
As of May 6, 2004

                                         SHARES OR
                                         PRINCIPAL
COMPANY                                    AMOUNT          VALUE
---------------------------------------------------------------------
COMMON STOCKS--47.1%

DIVERSIFIED/OTHER--12.3%
Capital Automotive REIT                     30,000       $   820,800
Colonial Properties Trust                   45,000         1,615,950
Commercial Net Lease Realty                 58,400           976,448
Crescent Real Estate Equities               80,000         1,259,200
Lexington Corporate Properties              65,000         1,192,750
                                                          ----------
                                                           5,865,148

HEALTH CARE--4.1%
Health Care REIT, Inc.                      20,000           633,600
Nationwide Health Properties, Inc.          55,000           990,000
Windrose Medical Properties                 30,100           340,431
                                                          ----------
                                                           1,964,031

INDUSTRIAL--3.3%
First Industrial Realty Trust, Inc.         45,000         1,562,400
                                                          ----------
                                                           1,562,400
OFFICE--11.9%
Bedford Property Investors, Inc.            30,000           702,000
Brandywine Realty Trust                     24,000           600,240
Equity Office Properties Trust              86,900         2,203,784
Glenborough Realty Trust                    55,000         1,051,600
Highwoods Properties, Inc.                  40,000           890,800
Reckson Associates Realty                   10,000           240,500
                                                          ----------
                                                           5,688,924

RESIDENTIAL--6.4%
BNP Residential Properties, Inc.             8,700           113,100
Cornerstone Realty Income                   45,000           360,450
Gables Residential Trust                    65,000         2,110,550
Town and Country Trust                      20,000           471,400
                                                          ----------
                                                           3,055,500

RETAIL--5.2%
Heritage Property Investment                35,900           921,553
Kramont Realty Trust                        41,500           666,490
New Plan Excel Realty Trust, Inc.           40,000           902,000
                                                          ----------
                                                           2,490,043

                                         SHARES OR
                                         PRINCIPAL
COMPANY                                    AMOUNT          VALUE
---------------------------------------------------------------------
SELF-STORAGE--1.2%
Sovran Self Storage, Inc.                      16,700     $   582,496
                                                          -----------
                                                              582,496

SPECIALITY--2.6%
Getty Realty Corp.                             10,000         220,300
U.S. Restaurant Properties, Inc.               65,900       1,036,607
                                                          -----------
                                                            1,256,907
                                                          -----------
TOTAL COMMON SHARES (COST $22,594,607)                     22,465,449
                                                          -----------

PREFERRED STOCKS--10.9%

HOTEL--3.6%
Winston Hotels Inc.                            70,000       1,715,000
                                                          -----------
                                                            1,715,000

OFFICE--5.2%
Bedford Properties Trust                       26,300         727,195
SL Green Realty Corp.                          70,000       1,750,000
                                                          -----------
                                                            2,477,195

RESIDENTIAL--2.1%
Apartment Investment & Management Co.          38,000         994,080
                                                          -----------
                                                              994,080
                                                          -----------
TOTAL PREFERRED SHARES (COST $5,165,294)                    5,186,275
                                                          -----------

FIXED INCOME--7.7%

HOTEL--7.7%
MeriStar Hospitality Corporation           $2,500,000       2,675,000
MeriStar Hospitality Corporation           $  957,000         997,673
                                                          -----------
Total Fixed Income (Cost $3,687,500)                        3,672,673
                                                          -----------


SHORT TERM INVESTMENTS--67.1%
AIG Funding Inc., 0.75% due 5/7/04         $2,300,000       2,300,000
American Express Corp., 0.75% due 5/7/04   $2,300,000       2,300,000
Citigroup Inc.,  0.75% due 5/7/04          $2,300,000       2,300,000
General Electric Capital Corporation,
  0.75% due 5/7/04                         $2,300,000       2,300,000
Gilette Co.,  0.75% due 5/7/04             $2,300,000       2,300,000
Household Finance Corp.,  0.75%
  due 5/7/04                               $2,300,000       2,300,000
New Center Asset Trust,  0.75% due 5/7/04  $2,300,000       2,300,000
LaSalle Bank Corp,  0.75% due 5/7/04       $2,300,000       2,300,000
Prudential Funding Corp.,
  0.75% due 5/7/04                         $2,300,000       2,300,000
Rabobank USA Financial Corp.,
 0.75% due 5/7/04                          $2,300,000       2,300,000
San Paolo U.S. Finance Co.,
 0.75% due 5/7/04                          $2,300,000       2,300,000
State Street Boston Corp.,
  0.75% due 5/7/04                         $2,300,000       2,300,000
UBS Finance,  0.75% due 5/7/04             $2,300,000       2,300,000
SSgA Money Market Funds,
  0.75% due 5/7/04                          2,138,285       2,138,285
                                                          -----------
Total Short Term Investments
  (Cost $32,038,285)                                       32,038,285
                                                          -----------

TOTAL INVESTMENTS--132.8%
  (COST $63,485,107)                                       63,362,681
                                                          -----------

Other assets less liabilities including
net payable for securities transactions
entered to but not settled--(32.8%)                      (15,620,172)

                                                          -----------
NET ASSETS--100%                                         $47,742,509
                                                          ===========

RMR HOSPITALITY AND REAL ESTATE FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
As of May 6, 2004


Assets
  Investment in securities, at value (cost $63,485,107)    $63,362,681
  Cash                                                             715
  Dividends and interest receivable                            190,195
                                                           -----------
                                                            63,553,591
                                                           -----------

Liabilities
  Payable for investment securities purchased               15,714,043
  Advisory fees payable                                          7,053
  Payable for offering costs                                    80,000
  Accrued expenses and other liabilities                         9,986
                                                           -----------
                                                            15,811,082
                                                           -----------
Net Assets                                                 $47,742,509
                                                           ===========

Composition of net assets
  Common stock $.001 par value per share; unlimited
  number of shares authorized, 2,485,000 shares
  issued and outstanding                                        $2,485
  Authorized paid-in-capital                                47,817,515
  Undistributed net investment income                           44,934
  Accumulated net realized gain on investment transactions          --
  Net unrealized gain/(loss) on investments                   (122,425)
                                                           -----------

Net Assets                                                 $47,742,509
                                                           ===========

Net Asset Value per share (based on 2,485,000
  shares outstanding)                                      $     19.21
                                                           ===========

See notes to financial statements

RMR HOSPITALITY AND REAL ESTATE FUND
STATEMENT OF OPERATIONS (UNAUDITED)
For the Period April 27, 2004(a) to May 6, 2004.

Investment Income
  Dividends                                               $ 56,342
  Interest                                                   5,631
                                                          --------
   Total investment income                                  61,973
                                                          --------
Expenses
  Advisory fee                                               9,992
  Custody & administration                                   2,066

  Other                                                      7,920
                                                          --------
   Total expenses                                           19,978
Less: expenses waived by Advisor                            (2,939)
                                                          --------
   Net expenses                                             17,039
                                                          --------
    Net investment income                                   44,934
                                                          --------


REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENT TRANSACTIONS
Net realized gain on investment transactions                   --
Net change in unrealized gain/(loss) on investments       (122,425)
                                                          --------
Net increase/(decrease) in net assets from operations    $ (77,491)
                                                         =========

(a) Commencement of operations

See notes to financial statements

RMR HOSPITALITY AND REAL ESTATE FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Period April 27, 2004 (a) to May 6, 2004


Increase/(Decrease) in Net Assets resulting from
  Operations
  Net investment income                                $    44,934
  Net realized gain on investment transactions                  --
  Net change in unrealized gain/(loss) on investments     (122,425)
                                                        ----------
  Net decrease in net assets from operations               (77,491)
Capital shares transactions
  Net proceeds from sales of common shares              47,720,000
Net assets
  Beginning of period                                      100,000
                                                        ----------
  End of period (including undistributed net
    investment income of $44,934)                      $47,742,509
                                                       ===========

Shares issued and repurchased
  Shares outstanding, beginning of period                    5,000
  Shares sold                                            2,480,000
                                                       -----------
  Shares outstanding, end of period                      2,485,000
                                                       ===========

(a) Commencement of operations

See notes to financial statements

RMR HOSPITALITY AND REAL ESTATE FUND
NOTES TO INTERIM FINANCIAL STATEMENTS (UNAUDITED)
May 6, 2004

(1) ORGANIZATION

RMR Hospitality and Real Estate Fund (the "Fund") was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On April 27, 2004, the Fund sold 2,480,000 common shares in an initial public offering including 480,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $47,720,000 after deducting underwriting commissions and offering expenses of $1,880,000.

(2) INTERIM FINANCIAL STATEMENTS

The accompanying consolidated financial statements have been prepared without audit. Certain information and footnote disclosures required by accounting principles generally accepted in the United States for complete financial statements have been omitted. The Fund believes the disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include only normal recurring adjustments considered necessary for a fair presentation, have been included. Because the Fund recently commenced operations, the accompanying consolidated financial statements cover only a short period of operations during which a substantial portion of the Fund's assets were held in temporary investments pending investment in accordance with the Fund's investment objectives and policies. Accordingly, the Fund's operating results for this interim period are not necessarily indicative of the results that may be expected in the future.

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(4) PORTFOLIO VALUATION

Investment securities of the Fund are valued at the latest sales price where that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Trustees of the Fund believe accurately reflects fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest earned, approximates market value.

(5) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6) SECURITIES TRANSACTIONS

During the period from April 27, 2004, through May 6, 2004, there were purchases and sales transactions (excluding short-term securities) of $31,324,397 and zero, respectively. Brokerage commissions on securities transactions amounted to $29,564 during the period from April 27, 2004, through May 6, 2004.

(7) USE OF LEVERAGE

Subject to market conditions, the Fund intends to offer Preferred Shares representing approximately 25% of the Fund's capital after issuance. The Fund may issue Preferred Shares so long as after their issuance the liquidation value of the Preferred Shares, plus the aggregate amount of senior securities representing indebtedness, does not exceed 50% of the Fund's capital. The Fund intends to invest the net proceeds of the Preferred Share offering in a manner consistent with its investment objectives and policies.

(8) FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to federal income tax.

(9) DISTRIBUTABLE EARNINGS

The Fund earns income, net of expense, daily on its investments. It is the policy of the Fund to declare and pay dividends from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally made in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

As of May 6, 2004, the Fund had not declared or paid distributions to common shareholders. The Fund expects it will begin to make regular distributions to its common shareholders later in 2004. The classification of income for federal income tax purposes of the Fund is dependent upon the classification of the income the Fund receives from its investments. Because the issuers of a substantial portion of the Fund's owned securities will not make their classifications until subsequent to year end 2004, and because the Fund has not yet closed its taxable year in 2004 and does not at this time know the magnitude or timing of its securities transactions prior to year end 2004, it is not possible at this time to predict the amount or the components of distributable earnings on a federal income tax basis for 2004. Although subject to adjustment, principally due to the extent of distributions characterized by the issuers of the Fund's investments as returns of capital during 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of May 6, 2004, are as follows:

   Cost                                                         $63,485,107
                                                                ===========
   Gross unrealized appreciation                                $   121,439
   Gross unrealized depreciation                                   (243,864)
                                                                -----------
   Net unrealized appreciation/(depreciation)                   $  (122,425)
                                                                ===========

(10) ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH
AFFILIATES

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the Agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares and aggregate indebtedness outstanding are considered to be leverage.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, for the first five years of the Fund's operation after the initial public offering.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering an annual fee equal to 0.15% of the Fund's managed assets. This fee will be paid quarterly in arrears during the term of RMR Advisor's advisory agreement and is paid by the Advisor, not the Fund. The aggregate fees paid during the term of the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares issued to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company.

No director, officer or employee of the investment advisor, or any affiliate of that entity, receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee (who is not a director, officer or employee of the investment advisor) (a "Disinterested Trustee") an annual fee of $2,500 plus $250 for each Board of Trustees' meeting or committee meeting attended, other than meetings held on days on which there is also a Board of Trustee's meeting or another committee meeting for which they are paid. In addition, the Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with attending Board or committee meetings.

In connection with the Fund's initial public offering, two Fund Trustees who are the beneficial owners of RMR Advisors purchased an aggregate of 480,000 Fund common shares (19.3% of the common shares outstanding).

RMR HOSPITALITY AND REAL ESTATE FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       FOR THE PERIOD
                                                      APRIL 27, 2004(a)
                                                       TO MAY 6, 2004
Net asset value, beginning of period                     $ 19.28

Income from Investment Operations
Net investment income (b)(c)                                0.02
Net realized and unrealized gain/(loss) on investments     (0.05)
                                                         -------

Net increase in net asset value from operations            (0.03)
Offering costs charged to capital                          (0.04)
                                                         -------
Net asset value, end of period                           $ 19.21
                                                         =======
Market price, begining of period                         $ 20.00
                                                         =======
Market price, end of period                              $ 19.90
                                                         =======

Total Return(d)
Total investment return based on:(e)
  Market price                                             -0.50%
  Net asset Value                                          -0.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $47,743
Ratio of average net assets of:
  Expenses before fee waivers(d)                            0.04%
  Expenses after fee waivers(d)                             0.04%
Net investment income(d)                                    0.09%
Portfolio Turnover Rate                                     0.00%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Net of expenses waived by Advisor.
(d) Not annualized.
(e) Total return based on per share net asset value reflects the effects of changes in net asset value on the eprformance of the fund during the period April 27, 2004 to May 6, 2004. Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Results represent past performance and do not guarantee future results.

                                   APPENDIX A
                 ARTICLE X OF FORM OF AMENDED AND RESTATED BYLAWS

                                    ARTICLE X

                     PREFERRED SHARES OF BENEFICIAL INTEREST

     10.1    STATEMENT CREATING ONE SERIES OF PREFERRED SHARES.

                                   DESIGNATION


     SERIES Th: 680 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series Th (the "Series" or "Preferred Shares"). Each share of the Series shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date of _______ __, 2004.


     Preferred Shares may be marketed under the name "auction preferred shares" or "Preferred Shares" or such other name as the Board of Trustees may approve from time to time.

     Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Parts I and II of Article X of these Bylaws. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Trustees of the Trust may, in the future, reclassify additional shares of the Trust's capital shares as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Bylaws reclassifying such shares as Preferred Shares.

     Capitalized terms used in Parts I and II of Article X of these Bylaws shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions"
section immediately following, unless the context otherwise requires.

                                   DEFINITIONS

     As used in Parts I and II of Article X of these Bylaws, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:


     (a) "APPROVED PRICE" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

     (b) "AUDITOR'S CONFIRMATION" shall have the meaning specified in paragraph
     (c) of Section 7 of Part I of these Bylaws.

     (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; PROVIDED, HOWEVER, that for purposes of these Bylaws no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Trust.

     (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     (e) "ALL HOLD RATE" shall mean 80% of the Reference Rate.

     (f) "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

     (g) "APPLICABLE PERCENTAGE" shall mean the percentage determined based on the lower of the credit ratings assigned to the Preferred Shares on such date by Moody's and Fitch as follows:



                       Credit Ratings
             ------------------------------     Applicable
                Moody's          Fitch          Percentage
             --------------   -------------     ----------
              Aa3 or higher   AA- or higher        150%
                A3 to A1         A- to A+          200%
              Baa3 to Baa1     BBB- to BBB+        225%
             Ba 1 and lower   BB+ and lower        275%



             For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of Aaa by Moody's and AAA by Fitch and the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not Aaa/AAA, then Aa3/AA- if such shares have a rating of Aa3 or better by Moody's and AA- or better by Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies,
     (iii) if not Aa3/AA- or higher, then A3/A- if such shares have a rating of A3 or better by Moody's and A- or better by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies, (iv) if not A3/A- or higher, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody's and BBB- or better by Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not Baa3/BBB- or higher, then below Baa3/BBB-.


             The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for the Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Trust shall select another rating agency to act as a substitute rating agency. Notwithstanding the foregoing, the Trust shall not be required to have more than one rating agency provide a rating for the Preferred Shares.


     (h) "APPLICABLE RATE" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Distribution Period if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

     (i) "APPLICABLE SPREAD" means the spread determined based on the credit rating assigned to Preferred Shares on such date by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as follows:



                       Credit Ratings
             ------------------------------     Applicable
                Moody's          Fitch            Spread
             --------------   -------------     ----------
              Aa3 or higher   AA- or higher       150 bps
                A3 to A1         A- to A+         200 bps
              Baa3 to Baa1     BBB- to BBB+       225 bps
             Ba 1 and lower   BB+ and lower       275 bps



             For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of Aaa by Moody's and AAA by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not Aaa/AAA, then Aa3/AA- if such shares have a rating of Aa3 or better by Moody's and AA- or better by Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies,
     (iii) if not Aa3/AA- or higher, then A3/A- if such shares have a rating of A3 or better by Moody's and A- or better by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies, (iv) if not A3/A- or higher, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody's and BBB- or better by Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not Baa3/BBB- or higher, then below Baa3/BBB-.


             The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.


     (j) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

     (k) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Preferred Shares so long as the Applicable Rate for such Preferred Shares is to be based on the results of an Auction.

     (l) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 6 of Part II of Article X of these Bylaws.

     (m) "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (n) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of Article X of these Bylaws.

     (o) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

     (p) "BANK LOANS" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

     (q) "BENEFICIAL OWNER" with respect to shares of Preferred Shares, means a customer (including broker dealers that are not Broker Dealers) of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares.

     (r) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws.

     (s) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws; PROVIDED, HOWEVER, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (t) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

     (u) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of Article X of these Bylaws, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

     (v) "BROKER-DEALER AGREEMENT" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of Article X of these Bylaws.

     (w) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York, are authorized or obligated by law to close.

     (x) "CLOSING TRANSACTION" shall have the meaning specified in paragraph
     (a)(i)(A) of Section 13 of Part I of Article X of these Bylaws.

     (y) "CODE" means the Internal Revenue Code of 1986, as amended.

     (z) "COMMON SHARES" shall mean the outstanding common shares, par value $.001 per share, of the Trust.

     (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

     (bb) "DATE OF ORIGINAL ISSUE" with respect to the Preferred Shares, shall mean the date on which the Trust initially issued such shares.

     (cc) "DECLARATION OF TRUST" shall have the meaning specified on the first page of these Bylaws.

     (dd) "DEPOSIT SECURITIES" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

     (ee) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, plus accrued interest or distributions, as applicable, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, plus accrued interest or distribution, as applicable, whichever is lower.

     (ff) "DISTRIBUTION PAYMENT DATE" with respect to the Preferred Shares, shall mean any date on which distributions are payable on the Preferred Shares pursuant to the provisions of paragraph (d) of Section 2 of Part I of Article X of these Bylaws.

     (gg) "DISTRIBUTION PERIOD," with respect to the Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Distribution Payment Date for shares of the Series and thereafter any period from and including one Distribution Payment Date for shares of the Series to but excluding the next succeeding Distribution Payment Date for shares of the Series.

     (hh) "EXISTING HOLDER," with respect to shares of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of the Series.

     (ii) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 49 days thereafter.

     (jj) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Distribution Payment Date for shares of the Series, in funds available on such Distribution Payment Date in New York, New York, the full amount of any distribution (whether or not earned or declared) to be paid on such Distribution Payment Date on any share of the Series or (B) on any redemption date in funds available on such redemption date for shares of the Series in New York, New York, the Redemption Price to be paid on such redemption date for any share of the Series after notice of redemption is mailed pursuant to paragraph (c) of
     Section 11 of Part I of Article X of these Bylaws; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (kk) "FITCH" means Fitch Ratings and its successors.

     (ll) "FITCH DISCOUNT FACTOR" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

             (i) Municipal Obligations: the Fitch Discount Factor for Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

                                 RATING CATEGORY



   Exposure Period                  AAA*        AA*        A*         BBB*       F1**       Unrated***
   ---------------                  ---         --         -          ---        --         -------
   7 weeks                          151%        159%       166%       173%       136%       225%
   8 weeks or less but
   greater than 7 weeks             154%        161%       168%       176%       137%       231%
   9 weeks or less but
   greater than 8 weeks             158%        163%       170%       177%       138%       240%


   ----------

   *Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

   **Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

   ***Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.

             Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

             (ii) Corporate Debt Securities: the Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

FITCH DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS



Terms to Maturity                AAA         AA         A          BBB       BB         Unrated(1)
-----------------                ---         --         -          ---       --         ----------
1 year or less                   106%        108%       110%       112%      130%       152%
2 years or less (but longer
than 1 year)                     106%        108%       110%       112%      130%       152%
3 years or less (but longer
than 2 years)                    106%        108%       110%       112%      130%       152%
4 years or less (but longer
than 3 years)                    111%        113%       115%       117%      134%       152%

5 years or less (but longer
than 4 years)                    111%        113%       115%       117%      134%       152%
7 years or less (but longer
than 5 years)                    114%        116%       118%       120%      136%       152%
10 years or less (but longer
than 7 years)                    116%        118%       120%       122%      137%       152%
15 years or less (but longer
than 10 years)                   120%        122%       124%       124%      139%       152%
30 years or less (but longer
than 15 years)                   124%        127%       129%       129%      145%       152%
Greater than 30 years            124%        127%       129%       129%      145%       152%



(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Trust will use the percent set forth under "Unrated" in the table above.

             The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than 90% of par. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than 90% of par but equal to or greater than 20% of par. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

             The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

             (iii) Common stock and warrants: The Fitch Discount Factor applied to common stock will be:



                    Large-cap stocks:              200%
                    Mid-cap stocks:                233%
                    Small-cap stocks:              286%
                    Others:                        370%



                    Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion.

             (iv) Preferred stock: The Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

                                                    DISCOUNT
   PREFERRED STOCK (1)                               FACTOR
   -------------------                              --------
   AAA                                                130%
   AA                                                 133%
   A                                                  135%
   BBB                                                139%
   BB                                                 154%
   Not rated or below BB                              161%
   Investment grade Dividends Received
   Deduction ("DRD")                                  164%
   Not rated or below investment grade DRD            200%



   (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Trust will use the percent set forth under "Not rated or below BB" in the table above.

             (v) Convertible securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premiums greater than 100% nor (y) have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.

             The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.

             The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.

             If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

             (vi) U.S. Government Securities:



                                                                                      DISCOUNT
   TIME REMAINING TO MATURITY                                                          FACTOR
   --------------------------                                                         --------
   1 year or less                                                                      101.5%
   2 years or less (but longer than 1 year)                                              103%
   3 years or less (but longer than 2 years)                                             105%
   4 years or less (but longer than 3 years)                                             107%
   5 years or less (but longer than 4 years)                                             109%
   7 years or less (but longer than 5 years)                                             112%
   10 years or less (but longer than 7 years)                                            114%
   15 years or less (but longer than 10 years)                                           122%
   20 years or less (but longer than 15 years)                                           130%
   25 years or less (but longer than 20 years)                                           146%
   Greater than 25 years                                                                 154%



             (vii) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at part exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

             (viii) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in subsection (ii), multiplied by 110% until such securities are registered under the Securities Act.

             (ix) Asset-backed and mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.




          Asset Type (with time remaining to maturity, if applicable)                           Discount Factor
          -----------------------------------------------------------                           ---------------
U.S. Treasury/agency securities (10 years or less)                                                   118%
U.S. Treasury/agency securities (greater than 10 years)                                              127%
U.S. agency sequentials (10 years or less)                                                           128%
U.S. agency sequentials (greater than 10 years)                                                      142%
U.S. agency principal only securities                                                                236%
U.S. agency interest only securities (with Market Value greater than 40% of par)                     696%
U.S. agency interest only securities (with Market Value less than or equal to 40% of par)            214%
AAA LockOut securities, interest only                                                                236%
U.S. agency planned amortization class bonds (10 years or less)                                      115%

U.S. agency planned amortization class bonds (greater than 10 years)                                 136%
AAA sequentials (10 years or less)                                                                   118%
AAA sequentials (greater than 10 years)                                                              135%
AAA planned amortization class bonds (10 years or less)                                              115%
AAA planned amortization class bonds (greater than 10 years)                                         140%
Jumbo mortgage rated AAA(1)                                                                          123%
Jumbo mortgage rated AA(1)                                                                           130%
Jumbo mortgage rated A(1)                                                                            136%
Jumbo mortgage rated BBB(1)                                                                          159%
Commercial mortgage-backed securities rated AAA                                                      131%
Commercial mortgage-backed securities rated AA                                                       139%
Commercial mortgage-backed securities rated A                                                        148%
Commercial mortgage-backed securities rated BBB                                                      177%
Commercial mortgage-backed securities rated BB                                                       283%
Commercial mortgage-backed securities rated B                                                        379%
Commercial mortgage-backed securities rated CCC or not rated                                         950%



(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

             (x) Real Estate Investment Trusts:

                    (a) For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:



  REIT or other real estate company preferred stock         154%

  REIT or other real estate company common stock            196%



                    (b) For corporate debt securities of REITs, the Fitch
                 Discount Factor applied shall be:



Terms to Maturity                              AAA      AA        A         BBB       BB        B        Unrated
-----------------                              ---      --        -         ---       --        -        -------
1 year or less                                 111%     114%      117%      120%      121%      127%       127%
2 years or less (but longer than 1 year)       116%     123%      125%      127%      132%      137%       137%
3 years or less (but longer than 2 years)      121%     125%      127%      131%      133%      140%       225%
4 years or less (but longer than 3 years)      126%     126%      129%      132%      136%      140%       164%
5 year or less (but longer than 4 years)       131%     132%      135%      139%      144%      149%       185%
7 years or less (but longer than 5 years)      140%     143%      146%      152%      159%      167%       228%
10 years or less (but longer than 7 years)     141%     143%      147%      153%      160%      168%       232%
12 years or less (but longer than 10 years)    144%     144%      150%      157%      165%      174%       249%
15 years or less (but longer than 12 years)    148%     151%      155%      163%      172%      182%       274%
30 years or less (but longer than 15 years)    152%     156%      160%      169%      180%      191%       306%

                 If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any Rating Agency shall be treated as "Unrated" in the table above.

             (xi) Futures and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Trust, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Trust and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

             (xii) Securities lending: The Trust may engage in securities lending in an amount not to exceed 10% of the Trust's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Bylaws. In such event, to the extent that securities lending collateral received is invested by the Trust in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Trust's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Trust's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Trust in a securities lending transaction and maintained by the Trust in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

             (xiii) Swaps (including Total Return Swaps and Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

                    If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

                       (a) Only the cumulative unsettled profit and loss from a
                    Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

                       (b) In addition, for swaps other than Total Return Swaps,
                    the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares.

                       (c)(1) The underlying securities subject to a credit
                    default swap sold by the Trust will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and
                    (3) the Trust will not include a credit default swap as a Fitch Eligible Asset purchase by the Trust without the Trust holding the underlying security or when the Trust busy a credit default swap for a basket of securities without holding all the securities in the basket.

             (xiv) Senior Loans: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:



                     Fitch Loan Category                    Discount Factor
                     -------------------                    ---------------
                     A                                      115%
                     B                                      130%
                     C                                      152%
                     D                                      370%



             Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

             (xv) GNMAs, FNMAs, FHLMCs, etc.

             (xvi) MBS, asset-backed and other mortgage-backed securities:

             MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with a stated maturity of 30 years shall have a discount factor of 114% and conforming mortgage-backed securities with a stated maturity of 15 years shall have a discount factor of 111%.

             Asset-backed and other mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)                             Discount Factor
-----------------------------------------------------------                             ---------------
U.S. Treasury/agency securities (10 years or less)                                      118%
U.S. Treasury/agency securities (greater than 10 years)                                 127%
U.S. agency sequentials (10 years or less                                               120%
U.S. agency sequentials (greater than 10 years)                                         142%
U.S. agency principal only securities                                                   236%
U.S. agency interest only securities (with Market Value greater than 40% of
par)                                                                                    696%
U.S. agency interest only securities (with Market Value less than or equal to
40% of par)                                                                             271%
AAA Lock-Out securities, interest only                                                  236%
U.S. agency planned amortization class bonds (10 years or less)                         115%
U.S. agency planned amortization class bonds (greater than 10 years)                    136%
AAA sequentials (10 years or less)                                                      118%
AAA sequentials (greater than 10 years)                                                 135%
AAA planned amortization class bonds (10 years or less)                                 115%
AAA planned amortization class bonds (greater than 10 years)                            140%
Jumbo mortgage rated AAA(1)                                                             123%
Jumbo mortgage rated AA(1)                                                              130%
Jumbo mortgage rated A(1)                                                               136%
Jumbo mortgage rated BBB(1)                                                             159%
Commercial mortgage-backed securities rated AAA                                         131%
Commercial mortgage-backed securities rated AA                                          139%
Commercial mortgage-backed securities rated A                                           148%
Commercial mortgage-backed securities rated BBB                                         177%
Commercial mortgage-backed securities rated BB                                          283%
Commercial mortgage-backed securities rated B                                           379%
Commercial mortgage-backed securities rated CCC or not rated                            950%



(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

     (mm) "FITCH ELIGIBLE ASSETS" means:

             (i) Cash (including interest and dividends due on assets rated (a) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (b) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty (30) days of the Valuation Date, and (c) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

             (ii) Short Term Money Market Instruments so long as (a) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or
             (c) in all other case, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

             (iii) Municipal Obligations that (i) pay interest in cash, (ii) do not have their Fitch rating, as applicable, suspended by Fitch, and
             (iii) are part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Trust's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.



                                                Minimum              Maximum Single              Maximum State
                                               Issue Size           Underlying Obligor             Allowed
                 Rating                     ($ Millions) (1)         Issuer (%) (2)               (%) (2)(3)
                 ------                     ----------------        ------------------           -------------
                 AAA                               10                      100                        100
                 AA                                10                       20                         60
                 A                                 10                       10                         40
                 BBB                               10                        6                         20
                 BB                                10                        4                         12
                 B                                 10                        3                         12
                 CCC                               10                        2                         12


----------

(1) Preferred stock has a minimum issue size of $50 million.
(2) The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.
(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

             For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

             Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the Preferred Shares) has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

             (iv) U.S. Government Securities;

             (v) Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Trust that including debt securities from such foreign country will adversely impact Fitch's rating of the Preferred Shares (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."

             (vi) Preferred stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

             (vii) Common stocks (1)(a) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (b) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (c) which may be sold without restriction by the Trust; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Trust's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Trust's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Trust's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset;

             (viii) Rule 144A Securities;

             (ix) Warrants on common stocks described in (vii) above;

             (x) any common stock, preferred stock or any debt securities of REITs or real estate companies;

             (xi) Interest Rate Swaps or Interest Rate Caps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap or Interest Rate Cap transaction or transactions is not greater than the Liquidation Preference of the Preferred Shares originally issued;

             (xii) Swaps, including Total Return Swaps entered into according to ISDA;

             (xiii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares;

             (xiv) asset-backed and mortgage-backed securities;

             (xv) senior loans; and

             (xvi) Fitch Hedging Transactions.

             Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

              Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(a) through (i)(e) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (d) Liens arising by virtue of any repurchase agreement.

                Fitch diversification limitations: portfolio holdings as
             described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible
             Assets:



                 EQUITY SECURITIES                           Maximum Single Issuer (1)
                 -----------------                           -------------------------
                 Large-cap                                              5%
                 Mid-cap                                                5%
                 Small-cap                                              5%



(1) Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.



           DEBT SECURITIES                Maximum Single         Maximum Single      Minimum Issue Size
           RATED AT LEAST                   Issuer (1)           Industry (1)(2)     ($ in million) (3)
           ---------------                --------------         ---------------     ------------------
             AAA                              100%                   100%                    $ 100
             AA-                               20%                    75%                    $ 100
             A-                                10%                    50%                    $ 100
             BBB-                               6%                    25%                    $ 100
             BB-                                4%                    16%                    $  50
             B-                                 3%                    12%                    $  50
             CCC                                2%                     8%                    $  50

(1) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3) Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either rated below CCC or not rated by any Rating Agency, the Trust will treat the security as if it were "CCC" in the table above.

     (nn) "FITCH HEDGING TRANSACTIONS" has the meaning set forth in paragraph
     (b)(1) of Section 13 of Part I of Article X of these Bylaws.

     (oo) "FITCH INDUSTRY CLASSIFICATIONS" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

                 Aerospace & Defense
                 Automobiles
                 Banking, Finance & Real Estate
                 Broadcasting & Media
                 Building & Materials
                 Cable
                 Chemicals
                 Computers & Electronics
                 Consumer Products
                 Energy
                 Environmental Services
                 Farming & Agriculture
                 Food, Beverage & Tobacco
                 Gaming, Lodging & Restaurants
                 Healthcare & Pharmaceuticals
                 Industrial/Manufacturing
                 Insurance
                 Leisure & Entertainment
                 Metals & Mining
                 Miscellaneous
                 Packaging and Containers
                 Paper & Forest Products
                 Retail
                 Sovereign
                 Structured Finance Obligations
                 Supermarkets & Drugstores
                 Telecommunications
                 Textiles & Furniture
                 Transportation
                 Utilities

     The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

     (pp) "FITCH LOAN CATEGORY" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

             (i) "FITCH LOAN CATEGORY A" means Performing Bank Loans, which have a Market Value or an Approved Price greater than or equal to 90% of par.

             (ii) "FITCH LOAN CATEGORY B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 80% of par but less than 90% of par; and (B) non-Performing
             Bank Loans which have a Market Value or an Approved Price greater than or equal to 85% of par.

             (iii) "FITCH LOAN CATEGORY C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 70% of par but less than 80% of par; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 75% of par but less than 85% of par; and
             (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody 's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

             (iv) "FITCH LOAN CATEGORY D" means Bank Loans not described in any of the foregoing categories.

     Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

     (qq) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
     (a)(iv) of Section 13 of Part I of Article X of these Bylaws.

     (rr) "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

     (ss) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws.

     (tt) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (uu) "INITIAL RATE PERIOD" shall be the period from and including the Date of Original Issue to but excluding _______ __, 2004 with respect to the Series.

     (vv) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

     (ww) "INTEREST RATE CAP" means an options contract which puts an upper limit on a floating exchange rate. The contract protects the holder from rises in short-term interest rates by making a payment to the holder when an underlying interest rate (the index or reference interest rate) exceed a specified strike rate (the cap rate).

     (xx) "LATE CHARGE" shall have the meaning specified in subparagraph
     (e)(1)(B) of Section 2 of Part I of Article X of these Bylaws.

     (yy) "LIBOR Dealers" means _____________ and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

     (zz) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Distribution Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Distribution Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Distribution Period in an amount determined by the LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Distribution Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

     (aaa) "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

     (bbb) "London Business Day" means any day on which commercial banks are generally open for business in London.

     (ccc) "MARKET VALUE" of any asset of the Trust shall mean the market value thereof determined in accordance with the pricing procedures of the Trust.

     (ddd) "MAXIMUM RATE" shall mean, with respect to Preferred Shares for any Distribution Period, the greater of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate on the Auction Date. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. Generally, the applicable distribution rate for any Distribution Period for the Preferred Shares will not be more than the Maximum Rate attributable to such shares. The Maximum Rate for the Preferred Shares will depend on the credit rating assigned to such shares and on the length of the Distribution Period.

     (ddd) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for the Preferred Shares.

     (fff) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (ggg) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.


             (i) Common Shares and Preferred Shares of REITs and Other Real Estate Companies:


                                              DISCOUNT FACTOR (1)(2)(3)
                                              ----------------
Common Shares of REITs                                       154%
Preferred Shares of REITs
         with Senior Implied or Unsecured
         Moody's (or Fitch) rating:                          154%
         without Senior Implied or Unsecured
         Moody's (or Fitch) rating:                          208%

                                              DISCOUNT FACTOR (1)(2)(3)
                                              ---------------
Preferred Shares of Other Real Estate Companies
         with Senior Implied or Unsecured
         Moody's (or Fitch) rating:                          208%
         without Senior Implied or Unsecured
         Moody's (or Fitch) rating:                          250%



    (1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification that exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

    (2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

    (3) A Discount Factor of 250% will be applied if the market capitalization (including common shares and preferred shares) of an issuer is below $500 million.


           (ii) Debt Securities of REITs and Other Real Estate Companies(1):

                                                              Moody's Rating Category
                                                              -----------------------
     Term to Maturity of                                                                             Unrated
     Corporate Debt Security                       Aaa     Aa       A       Baa       Ba       B       (2)
     -----------------------                       ---     --       -       ---       --       -     -------
     1 year or less                                109%    112%     115%    118%      137%     150%    250%
     2 years or less (but longer than 1 year)      115%    118%     122%    125%      146%     160%    250%
     3 years or less (but longer than 2 years)     120%    123%     127%    131%      153%     168%    250%
     4 years or less (but longer than 3 years)     126%    129%     133%    138%      161%     176%    250%
     5 years or less (but longer than 4 years)     132%    135%     139%    144%      168%     185%    250%
     7 years or less (but longer than 5 years)     139%    143%     147%    152%      179%     197%    250%
     10 years or less (but longer than 7 years)    145%    150%     155%    160%      189%     208%    250%
     15 years or less (but longer than 10 years)   150%    155%     160%    165%      196%     216%    250%
     20 years or less (but longer than 15 years)   150%    155%     160%    165%      196%     228%    250%
     30 years or less (but longer than 20 years)   150%    155%     160%    165%      196%     229%    250%
     Greater than 30 years                         165%    173%     181%    189%      205%     240%    250%


       (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.


       (2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.


             (iii) U.S. Treasury Securities and U.S. Treasury Strips:


                                                         U.S. Government
                                                       Securities Discount      U.S. Treasury Strips
             Remaining Term To Maturity                      Factor               Discount Factor
             --------------------------                -------------------      --------------------
1 year or less                                                         107%                      107%
2 years or less (but longer than 1 year)                               113%                      115%
3 years or less (but longer than 2 years)                              118%                      121%
4 years or less (but longer than 3 years)                              123%                      128%
5 years or less (but longer than 4 years)                              128%                      135%
7 years or less (but longer than 5 years)                              135%                      147%
10 years or less (but longer than 7 years)                             141%                      163%
15 years or less (but longer than 10 years)                            146%                      191%
20 years or less (but longer than 15 years)                            154%                      218%
30 years or less (but longer than 20 years)                            154%                      244%



             (iv) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within 49 days of the relevant valuation date; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 110%. A Moody's Discount Factor of 100% will be applied to cash.

     (hhh) "MOODY'S ELIGIBLE ASSETS" shall mean the following:


             (i) Common shares, preferred shares and any debt security of REITs and Real Estate Companies.


                    (a) Common shares of REITs and preferred shares and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common shares, preferred shares, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 50% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

                    (b) Unrated debt securities or preferred securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on such debt security; (C) is current on such preferred security distributions; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and
                 (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;


             (ii) Interest rate swaps or caps entered into according to International Swap Dealers Association ("ISDA") standards if (a) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher and (b) the original aggregate notional amount of the interest rate swap or cap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap or cap transaction will be marked-to-market daily;

             (iii) U.S. Treasury Securities and Treasury Strips;

             (iv) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; PROVIDED, HOWEVER, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

             (v) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; PROVIDED, HOWEVER, that such interest and dividends may, at the Trust's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Trust may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

     (iii) "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of Article X of these Bylaws.

     (jjj) "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

                1.  Office
                2.  Industrial
                3.  Mixed
                4.  Shopping Centers
                5.  Regional Malls
                6.  Free Standing
                7.  Apartments
                8.  Manufactured Homes
                9.  Diversified
                10. Lodging/Resorts
                11. Health Care
                12. Home Financing
                13. Commercial Financing
                14. Self Storage


     The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.


     (kkk) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

     (lll) "1940 ACT CURE DATE," with respect to the failure by the Trust to maintain the 1940 Act Preferred Shares Asset Coverage (as required by
     Section 6 of Part I of Article X of these Bylaws) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     (mmm) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

     (nnn) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of
     Part I of Article X of these Bylaws.

     (ooo) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of Article X of these Bylaws.

     (ppp) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws.

     (qqq) "OTHER REAL ESTATE COMPANIES" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

     (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Trust except, without duplication, (i) any shares of the Series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of the Series as to which the Trust or any Affiliate thereof shall be an Existing Holder and
     (iii) any shares of the Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

     (sss) "PERFORMING" means with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

     (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (uuu) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer (including broker dealers which are not Broker Dealers) of a Broker-Dealer that is not a Beneficial Owner of shares of the Series but that wishes to purchase shares of the Series, or that is a Beneficial Owner of shares of the Series that wishes to purchase additional shares of the Series.

     (vvv) "POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

     (www) "PREFERRED SHARES" shall have the meaning set forth in the first paragraph of Article X of these Bylaws.

     (xxx) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Trust but not Preferred Shares held by the Trust) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of distributions that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Distribution Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of distributions that would accumulate on Preferred Shares outstanding from such first Distribution Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares plus distributions accrued together with 30 days additional distributions on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

     (yyy) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of Article X of these Bylaws) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (zzz) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     (aaaa) "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Trust's pricing procedures.

     (bbbb) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on ______ __, 2004.

     (cccc) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

     (dddd) "RATE PERIOD DAYS" for any Rate Period or Distribution Period, means the number of days that would constitute such Rate Period or Distribution Period but for the application of paragraph (d) of Section 2 of Part I of
     Article X of these Bylaws or paragraph (b) of Section 4 of Part I of
     Article X of these Bylaws.

     (eeee) "RATING AGENCY" means a nationally recognized statistical rating organization, including Moody's, S&P, or Fitch.

     (ffff) "REFERENCE BANKS" means four major banks in the London interbank market selected by ______________ or its affiliates or successors or such other party as the Trust may from time to time appoint.

     (gggg) "REIT," or real estate investment trust, means a company dedicated to owning, operating or financing real estate.

     (hhhh) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of Article X of these Bylaws.

     (iiii) "REFERENCE RATE" shall mean, with respect to the determination of the Maximum Rate, the applicable LIBOR Rate (for a distribution period or a special distribution period of fewer than 365 days), and the applicable Treasury Index Rate (for a special distribution period of 365 days or more).

     (jjjj) "S&P" shall mean Standard & Poor's Ratings Services and its successors.

     (kkkk) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     (llll) "SECURITIES DEPOSITORY" shall mean _________________ and its successors and assigns or any other securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

     (mmmm) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws.

     (nnnn) "SERIES" shall have the meaning given in the first paragraph of
     Article X of these Bylaws.

     (oooo) "SHORT-TERM MONEY MARKET INSTRUMENTS" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:


             (i) commercial paper rated A-1 or the equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

             (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

             (iii) overnight funds;

             (iv) U.S. Government Securities;

             (v) registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

             (vi) overnight repurchase agreements.


     (pppp) "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of Article X of these Bylaws.

     (qqqq) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of Article X of these Bylaws.

     (rrrr) "SUBMISSION DEADLINE" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     (ssss) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

     (tttt) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of
     Article X of these Bylaws.

     (uuuu) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

     (vvvv) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of
     Article X of these Bylaws.

     (wwww) "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Distribution Payment Date for Preferred Shares and any period thereafter from and including one Distribution Payment Date for Preferred Shares to but excluding the next succeeding Distribution Payment Date for Preferred Shares; PROVIDED, HOWEVER, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Distribution Period thereof.

     (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean _____________________________________________________________ or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Trust; PROVIDED, HOWEVER, that none of such -------- ------- entities shall be a U.S. Government Securities Dealer.

     (yyyy) "SWAP" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanges or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

             (i) "INTEREST RATE SWAP" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay to each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal is exchanged between parties to the transaction; only interest is exchanged.

             (ii) "TOTAL RETURN SWAP" means an agreement between counterparties in which one party agrees to make payments of the total return from underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

     (zzzz) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

     (aaaaa) "TREASURY FUTURES" shall have the meaning specified in paragraph
     (a)(i) of Section 13 of Part I of Article X of these Bylaws.

     (bbbbb) "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Distribution Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Distribution Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); PROVIDED, HOWEVER, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.

     (ccccc) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

     (ddddd) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
     (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (eeeee) "TRUST" shall mean the entity named on the first page of these Bylaws, which is the issuer of the Preferred Shares.

     (fffff) "U.S. GOVERNMENT SECURITIES DEALER" shall mean _______________
     _________________________________________________________________________
     _____________________________________ and any other U.S. Government
     Securities Dealer selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

     (ggggg) "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

     (hhhhh) "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

     (iiiii) "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

     (jjjjj) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of Article X of these Bylaws.

     (kkkkk) "WINNING BID RATE" shall have the meaning specified in paragraph
     (a) of Section 3 of Part II of Article X of these Bylaws.


                                     PART I

     1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting the Series is 8,000, of which 680 shares will be issued on _______ __, 2004 or on such other date as the officers of the Trust may determine.

     2. DISTRIBUTIONS.

        (a) RANKING. The Preferred Shares shall rank on a parity with each other and with any other series of preferred shares as to the payment of distributions by the Trust.

        (b) CUMULATIVE CASH DISTRIBUTIONS. The Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash distributions at the Applicable Rate for shares of the Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Distribution Payment Dates with respect to shares of the Series determined pursuant to paragraph
     (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any distribution, whether payable in cash, property or shares, in excess of full cumulative distributions, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this
     Section 2, no additional sum of money shall be payable in respect of any such arrearage.

        (c) DISTRIBUTIONS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Distributions on Preferred Shares shall accumulate at the Applicable Rate from the Date of Original Issue thereof.

        (d) DISTRIBUTION PAYMENT DATES AND ADJUSTMENT THEREOF. Distributions on Preferred Shares shall be payable for the Initial Rate Period on _______ __, 2004, and, if declared by the Board of Trustees (which declaration may be by a single resolution for multiple such dates), on each _________ day thereafter (or after the Distribution Payment Date with respect to an intervening Special Rate Period), with respect to the Preferred Share (each date being a "Distribution Payment Date"); PROVIDED, HOWEVER, that:

          (i) if the day on which distributions would otherwise be payable on Preferred Shares is not a Business Day, then such distributions shall be payable on such Preferred Shares on the first Business Day that falls after such day, and

          (ii) notwithstanding this paragraph (d) of Section 2, the Trust in its discretion may establish the Distribution Payment Dates in respect of any Special Rate Period of Preferred Shares consisting of more than 7 Rate Period Days, with respect to the Series; PROVIDED, HOWEVER, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Distribution Payment Date shall be a Business Day and (2) the last Distribution Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of
          Section 4 of this Part I.

     (e)  DISTRIBUTION RATES AND CALCULATION OF DISTRIBUTIONS.

          (i) DISTRIBUTION RATES. The distribution rate on Preferred Shares during the period from and after the Date of Original Issue of Preferred Shares to and including the last day of the Initial Rate Period of such Preferred Shares shall be equal to the rate per annum determined with respect to such Preferred Shares pursuant to a resolution of the Board of Trustees, as set forth under "Designation." The initial distribution rate on any series of preferred shares subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series. For each Subsequent Rate Period of Preferred Shares, the distribution rate on such Preferred Shares shall be equal to the rate per annum that results from an Auction for shares of the Series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum
          Rate); PROVIDED, HOWEVER, that if:

            (A) subject to Section 9 of Part II, an Auction for any Subsequent Rate Period of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all Preferred Shares being the subject of Submitted Hold Orders), then the distribution rate on the shares of the Series for such Subsequent Rate Period will be the Maximum Rate of the Series on the Auction Date therefor;

            (B) any Failure to Deposit shall have occurred with respect to shares of the Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of distributions with respect to any Distribution Period of shares of the Series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Distribution Payment Date for such Distribution Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of the Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of the Series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of the Series to be redeemed, then no Auction will be held, in respect of shares of the Series for the Subsequent Rate Period thereof and the distribution rate for shares of the Series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

            (C) any Failure to Deposit shall have occurred with respect to shares of the Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, then no Auction will be held in respect of shares of the Series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of the Series for each such Subsequent Rate Period for shares of the Series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of the Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-"); or

            (D) any Failure to Deposit shall have occurred with respect to shares of the Series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), then no Auction will be held with respect to shares of the Series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of the Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of the Series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of the Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-").

          (ii) CALCULATION OF DISTRIBUTIONS. The amount of distributions per share payable on Preferred Shares on any date on which distributions on shares of the Series shall be payable shall be computed by multiplying the Applicable Rate for shares of the Series in effect for such Distribution Period or Distribution Periods or part thereof for which distributions have not been paid by a fraction, the numerator of which shall be the number of days in such Distribution Period or Distribution Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000.

        (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of the Series if, within the respective time periods described in subparagraph
     (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent
     (A) all accumulated and unpaid distributions on shares of the Series and
     (B) without duplication, the Redemption Price for shares, if any, of the Series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of Part I of Article X of these Bylaws; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such Preferred Shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (g) DISTRIBUTION PAYMENTS BY TRUST TO AUCTION AGENT. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Distribution Payment Date for Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the distributions to be paid to all Holders of shares of the Series on such Distribution Payment Date.

        (h) AUCTION AGENT AS TRUSTEE OF DISTRIBUTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for the payment of distributions shall be held in trust for the payment of such distributions by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section
     2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of distributions will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

        (i) DISTRIBUTIONS PAID TO HOLDERS. Each distribution on Preferred Shares shall be paid on the Distribution Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Distribution Payment Date.

        (j) DISTRIBUTIONS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DISTRIBUTIONS. Any distribution payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid distributions due with respect to such Preferred Shares. Distributions in arrears for any past Distribution Period may be declared and paid at any time, without reference to any regular Distribution Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

     3. RESERVED.

     4. DESIGNATION OF SPECIAL RATE PERIODS.


        (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Trust, at its option, may designate any succeeding Subsequent Rate Period of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4 (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4,
     (B) an Auction for shares of the Series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of the Series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 11 of this
     Part I with respect to any shares of the Series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) with such documents as either may request. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. The Trust also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount.


        (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a _________ that is a Business Day in case of the Series, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first ________ that is followed by a _________ that is a Business Day preceding what would otherwise be such last day in the case of the Series.

        (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Trust proposes to designate any succeeding Subsequent Rate Period of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 7 (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of the Series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of the Series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

        (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this
     Section 4 (or such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers), the Trust shall deliver to the Auction Agent either:

          (i) a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of the Series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of the Series shall not be held on such Auction Date for any reason or (2) an Auction for shares of the Series shall be held on such Auction Date but Sufficient Clearing Bids for shares of the Series shall not exist in such Auction (other than because all Outstanding shares of the Series are subject to Submitted Hold Orders), (D) the scheduled Distribution Payment Dates for shares of the Series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of the Series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

          (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of the Series and that the next succeeding Rate Period of shares of the Series shall be a Minimum Rate Period.

        (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or
     (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section
     4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Trust will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

     5. VOTING RIGHTS.

        (a) ONE VOTE PER PREFERRED SHARE. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Shareholders of the Trust, and (ii) the holders of outstanding shares of preferred shares, including Preferred Shares, and of Common Shares shall vote together as a single class; PROVIDED, HOWEVER, that, at any meeting of the Shareholders of the Trust held for the election of Trustees, the holders of outstanding shares of preferred shares, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of the Trust, to elect two Trustees of the Trust (regardless of the total number of Trustees serving on the Trust's Board of Trustees), each share of preferred shares, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the preferred shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the preferred shares when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and preferred shares, including Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

        (b) VOTING FOR ADDITIONAL TRUSTEES.

          (i) VOTING PERIOD. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of preferred shares, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

            (A) if at the close of business on any distribution payment date accumulated distributions (whether or not earned or declared) on any outstanding preferred shares, including Preferred Shares, equal to at least two full years' distributions shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated distributions; or

            (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

            Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including Preferred Shares, to elect additional Trustees as described in subparagraph (b)(i) of this Section 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such registered holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the registered holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Trust and the Auction Agent may agree. At any such special meeting and at each meeting of holders of preferred shares, including Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

          (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other shares of preferred shares of the Trust to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares of the Trust and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares, including Preferred Shares, shall constitute the duly elected Trustees of the Trust.

          (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other preferred shares of the Trust pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this
          Section 5.

     (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

          (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of distributions or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of
          Section 13 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue additional shares of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; PROVIDED, HOWEVER, that if Moody's and Fitch (or other NRSRO) is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid distributions, may not exceed $____________) or (b) amend, alter or repeal the provisions of the Declaration of Trust, or these Bylaws, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; PROVIDED, HOWEVER, that (i) none of the actions permitted by the exception to
          (a) above will be deemed to affect such preferences, rights or powers,
          (ii) a division or split of a Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

          (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Declaration of Trust, (A) the affirmative vote of the Holders a "majority of the outstanding" (as such term is defined in the 1940
          Act) preferred shares of the Trust, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

        (d) BOARD MAY TAKE ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees may, without the vote or consent of the Holders of the Preferred Shares, or any other shareholder of the Trust, from time to time amend, alter or repeal any or all of the definitions of the terms listed herein, or any provision of the Bylaws viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Trustees receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares).

          In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including Preferred Shares, or any other shareholder of the Trust, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would meet the Preferred Shares Basic Maintenance Amount Test.

        (e) RELATIVE RIGHTS AND PREFERENCES. Unless otherwise required by law or provided elsewhere in the Declaration of Trust, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

        (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

        (g) VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DISTRIBUTIONS. In the event that the Trust fails to pay any distributions on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section 5.

        (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Bylaws, by the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote Preferred Shares and no Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Shares held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

     6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. THE TRUST SHALL MAINTAIN, AS OF THE LAST BUSINESS DAY OF EACH MONTH IN WHICH ANY SHARE OF A SERIES OF PREFERRED SHARES IS OUTSTANDING, THE 1940 ACT PREFERRED SHARES ASSET COVERAGE; PROVIDED, HOWEVER, THAT THE REDEMPTION PURSUANT TO SECTION 11(b) OF THIS PART I SHALL BE THE SOLE REMEDY IN THE EVENT THE TRUST FAILS TO DO SO.

     7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

        (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and
     (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); PROVIDED, HOWEVER, that the redemption pursuant to Section 11(b) of this Part I shall be the sole remedy in the event the Trust fails to do so.

        (b) On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

        (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this
     Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Trust during the quarter ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust correctly determined in accordance with these Bylaws whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount,
     (iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Bylaws, with respect to the Fitch ratings on Real Estate Securities, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Real Estate Securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and
     (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Trust has satisfied the requirements of Section 13 of this Part I with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Auditor's Confirmation"); PROVIDED, HOWEVER, that the Independent Accountant may base the conclusions related to (ii) through (vi) above on a sample of at least 25 securities (or such other number of securities as the Independent Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

        (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this
     Section 7 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

        (e) If any Auditor's Confirmation delivered pursuant to paragraph (c) or
     (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Trust of such Auditor's Confirmation.

        (f) On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

        (g) On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic

     Maintenance Amount on any valuation date is less than or equal to 105% or
     (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such request.

     8. RESERVED.

     9. RESTRICTIONS ON DISTRIBUTIONS AND OTHER DISTRIBUTIONS.

        (a) DISTRIBUTIONS ON SHARES OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence, no distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of the Trust ranking, as to the payment of distributions, on a parity with Preferred Shares for any period unless full cumulative distributions have been or contemporaneously are declared and paid on the Preferred Shares through its most recent Distribution Payment Date. When distributions are not paid in full upon the Preferred Shares through its most recent Distribution Payment Date or upon the shares of any other class or series of shares of the Trust ranking on a parity as to the payment of distributions with Preferred Shares through their most recent respective distribution payment dates, all distributions declared upon Preferred Shares and any other such class or series of shares ranking on a parity as to the payment of distributions with Preferred Shares shall be declared pro rata so that the amount of distributions declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other (for purposes of this sentence, the amount of distributions declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Distribution Periods during which distributions were not paid in full).

        (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

        (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this
     Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative distributions on Preferred Shares through its most recently ended Distribution Period shall have been paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Trust to be available for payment on the date payment is due to the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

     10. RESERVED.

     11. REDEMPTION.

        (a) OPTIONAL REDEMPTION.

          (i) Subject to the provisions of subparagraph (v) of this paragraph
          (a), Preferred Shares may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Distribution Payment Date for shares of the Series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; PROVIDED, HOWEVER, that (1) Preferred Shares are redeemable by the Trust during the Initial Rate Period only on the second Business Day next preceding the last Distribution Payment Date for such Initial Rate Period; and (2) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of the Series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii) A Notice of Special Rate Period relating to Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special

          Rate Period of shares of the Series, determines that such Special Redemption Provisions are in the best interest of the Trust.

          (iii) If fewer than all of the outstanding Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of the Series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of the Series in proportion to the number of shares of the Series held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

          (iv) Subject to the provisions of subparagraph (v) of this paragraph
          (a), Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Distribution Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of the Series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

          (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Trust shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred shares or debt or other leverage of the Trust. For purposes of determining in clause (b) of the second preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, the Moody's Discount Factor applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

        (b) MANDATORY REDEMPTION. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (PROVIDED, HOWEVER, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among the Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred shares that are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of Preferred Shares to be redeemed shall be redeemed pro rata from the Holders of Preferred Shares in proportion to the number of Preferred Shares held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

        (c) NOTICE OF REDEMPTION. If the Trust shall determine or be required to redeem Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the Preferred Shares to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed; (iii) the CUSIP number for the shares of the Series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of the Series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this
     Section 11
     that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any distributions on Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of the Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of the Series; PROVIDED, HOWEVER, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of the Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of the Series.

        (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; PROVIDED, HOWEVER, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, distributions may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

        (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

        (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, distributions on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

        (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

        (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

        (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of Preferred Shares, and (ii) the Trust receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

        (k) PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE OF AN AUCTION. Except for the provisions described above, nothing contained in these Bylaws limits any right of the Trust to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Trust meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding Preferred Shares are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

     12. LIQUIDATION RIGHTS.

        (a) RANKING. The Preferred Shares shall rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

        (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all distributions thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

        (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

        (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

        (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any corporation nor the merger or consolidation of any corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

     13. FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.

        (a) If Moody's is rating any Preferred Shares, then:

          (i) For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the NAREIT Index (the "Real Estate Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

            (A) the Trust will not engage in any Moody's Hedging Transaction based on the Real Estate Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")) which would cause the Trust at the time of such transaction to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

            (B) the Trust will not engage in any Moody's Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated at least Aa by Moody's (or, if not rated by Moody's, rated AA by S&P or Fitch), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all securities of REITs and Other Real Estate Companies constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's, rated Baa or A by S&P or Fitch) (for purpose of the foregoing clauses (I) and (II), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

            (C) the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

            (D) the Trust will not enter into an option on futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

          (ii) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

            (A) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Trust;

            (B) assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

            (C) assets subject to put options written by the Trust shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

          (iii) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:

            (A) 10% of the exercise price of a written call option;

            (B) the exercise price of any written put option;

            (C) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

            (D) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

            (E) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract and does not own the underlying contract; and

            (F) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

          (iv) For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(a)(ii) of this Part I), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

            (A) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

            (B) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

             For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

     (b) If Fitch is rating any Preferred Shares, then:

          (i) For so long as any Preferred Shares are rated by Fitch, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Trust may purchase or sell exchange-traded futures contracts based on the Real Estate Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

            (A) the Trust will not engage in any Fitch Hedging Transaction based on the Real Estate Index (other than Closing Transactions) which would cause the Trust at the time of such transactions to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

            (B) the Trust will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold
            (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Trust and rated at least AA by Fitch (or, if not rated by Fitch, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AA by S&P), or
            (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Real Estate Securities constituting Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch, rated at least Baa by Moody's, or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

            (C) the Trust will engage in Closing Transactions to close any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

            (D) the Trust will not enter into an option on future transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

          (ii) For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

            (A) assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Trust;

            (B) assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

            (C) assets subject to put options written by the Trust shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

          (iii) For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Trust:

            (A) 10% of the exercise price of a written call option;

            (B) the exercise price of any written put option;

            (C) where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

            (D) where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

            (E) the settlement price of the underlying futures contract if the Trust writes put options on a futures contract and does not own the underlying contract; and

            (F) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

          (iv) For so long as any Preferred Shares are rated by Fitch, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under Section 13(b)(ii) of this Part I), except that the Trust may enter into Forward Commitments, subject to the following limitation:

            (A) the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

            (B) the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

             For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

        (c) For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Trust will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

          (i) borrow money, except that the Trust may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

            (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

            (B) such borrowing (i) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (ii) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Trust at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

          (ii) except as provided in Section 5 of this Part I, issue additional Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

          (iii) engage in any short sales of securities;

          (iv) lend securities;

          (v) merge or consolidate into or with any other corporation or entity;

          (vi) for purposes of valuation of Moody's Eligible Assets: (A) if the Trust writes a call option, the underlying asset will be valued as follows:(1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Trust buys have no value. For so long as the Series is rated by Moody's: (A) the Trust will not engage in options transactions for leveraging or speculative purposes;
          (B) the Trust will not write or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Trust will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Trust would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Trust will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the

          Trust will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the Series); (G) where delivery may be made to the Trust with any of a class of securities, the Trust will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Trust will not engage in forward contracts; and (I) there will be a quarterly audit made of the Trust's options transactions by the Trust's independent auditors to confirm that the Trust is in compliance with these standards;

          (vii) change a pricing service (which has been designated by management or the Board of Trustees); and

          (viii) enter into reverse repurchase agreements.

        In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

     14. MISCELLANEOUS.

        (a) AMENDMENT OF BYLAWS TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Bylaws or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of these Bylaws without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Bylaws.

        (b) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

        (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued Preferred Shares.

        (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of these Bylaws to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Bylaws with respect to Preferred Shares prior to the issuance of shares of the Series.

        (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Bylaws are for convenience of reference only and shall not affect the meaning or interpretation of these Bylaws.

        (f) NOTICES. All notices or communications, unless otherwise specified in these Bylaws, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 14 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Bylaws or by the Massachusetts Business Corporation Law for notices of shareholders' meetings.

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        (g) EXEMPTION FROM OWNERSHIP RESTRICTIONS. Pursuant to Article V,
     Sections 2.7(a)-(b) of the Declaration of Trust, for any Person who holds Preferred Shares, the share ownership restrictions contained in Article V, Sections 2.1(a)(i)-(ii) of the Declaration of Trust shall be computed as though all Preferred Shares were not issued and outstanding.

                                     PART II

     1. ORDERS.

        (a) Prior to the Submission Deadline on each Auction Date for Preferred
     Shares:

          (i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:

            (A) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of the Series for the next succeeding Rate Period of the Series;

            (B) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

            (C) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series; and

          (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of the Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
   (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

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        (b)

          (i) A Bid by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date shall be less than the rate specified therein;

            (B) such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the Series determined on such Auction Date shall be equal to the rate specified therein; or

            (C) the number of Outstanding shares of the Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of the Series, or such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the Series and Sufficient Clearing Bids for shares of the Series do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A) the number of Outstanding shares of the Series specified in such Sell Order; or

            (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of the Series do not exist; PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of
            Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date shall be higher than the rate specified therein; or

            (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for

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            shares of the Series determined on such Auction Date shall be equal to the rate specified therein.

        (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

     2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

        (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

          (ii) the aggregate number of shares of the Series that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder of shares of the Series:

            (A) the number of shares, if any, of the Series subject to any Hold Order of such Existing Holder;

            (B) the number of shares, if any, of the Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

            (C) the number of shares, if any, of the Series subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of shares of the Series, the rate and number of shares of the Series specified in such Potential Holder's Bid.

        (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c) If an Order or Orders covering all of the Outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; PROVIDED, HOWEVER, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

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        (d) If one or more Orders of an Existing Holder is submitted to the
     Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of the Series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the Series held by such Existing Holder, and if the number of shares of the Series subject to such Hold Orders exceeds the number of Outstanding shares of the Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the Series held by such Existing Holder;

          (ii) (A) any Bid for shares of the Series shall be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the number of shares of the Series subject to any Hold Orders referred to in clause (i) above;

            (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of the Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the Series equal to such excess;

            (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D) in any such event, the number, if any, of such Outstanding shares of the Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of the Series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of the Series shall be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the sum of shares of the Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e) If more than one Bid for one or more Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

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        (a) Not earlier than the Submission Deadline on each Auction Date for
     Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the Series:

          (i) the excess of the number of Outstanding Preferred Shares of the Series over the number of Outstanding shares of the Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of the Series);

          (ii) from the Submitted Orders for shares of the Series whether:

            (A) the number of Outstanding shares of the Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of the Series exceeds or is equal to the sum of:

            (B) the number of Outstanding shares of the Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of the Series; and

            (C) the number of Outstanding shares of the Series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of the Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of the Series); and

          (iii) if Sufficient Clearing Bids for shares of the Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of the Series) which if:

            (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the Series that are subject to such Submitted Bids; and

            (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

          would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the Series which, when added to the number of Outstanding shares of the Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of the Series.

        (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination,

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     the Applicable Rate for shares of the Series for the next succeeding Rate
     Period thereof as follows:

          (i) if Sufficient Clearing Bids for shares of the Series exist, the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of the Series so determined;

          (ii) if Sufficient Clearing Bids for shares of the Series do not exist (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of the Series; or

          (iii) if all of the Outstanding shares of the Series are subject to Submitted Hold Orders, the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be the All Hold Rate.

     4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a) If Sufficient Clearing Bids for Preferred Shares have been made, all Submitted Sell Orders with respect to shares of the Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
     Section 4, Submitted Bids with respect to shares of the Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the Series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is higher than the Winning Bid Rate for shares of the Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

          (ii) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

          (iii) Potential Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series shall be accepted;

          (iv) each Existing Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of the Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of the

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          Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the Series; and

          (v) each Potential Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series shall be accepted but only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of the Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the Series.

        (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of the Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the Series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

          (ii) Potential Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series shall be accepted; and

          (iii) Each Existing Holder's Submitted Bid for shares of the Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of the Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of the Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares of the Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of the Series shall be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share

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     on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of the Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of the Series for purchase among Potential Holders so that only whole Preferred Shares of the Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of the Series on such Auction Date.

        (f) Based on the results of each Auction for Preferred Shares, the Auction Agent shall determine the aggregate number of shares of the Series to be purchased and the aggregate number of shares of the Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of the Series.

          Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares or to pay for Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

     5. RESERVED.

     6. AUCTION AGENT.

     For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however, may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust

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company or financial institution to act as the Auction Agent. The Auction
Agent's registry of Existing Holders of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of the Series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of the Series, submit Orders in such Auction in respect of shares of the Series covering in the aggregate more than the number of shares of the Series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

     7. TRANSFER OF PREFERRED SHARES.

     Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, PROVIDED, HOWEVER, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

     8. GLOBAL CERTIFICATE.

     Prior to the commencement of a Voting Period, (i) all of the Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

     9. FORCE MAJEURE.

        (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Distribution Period shall be the Auction Rate determined on the previous Auction Date.

        (b) Notwithstanding anything else set forth herein, if a Distribution Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the distribution payable on such date cannot be paid for any such reason, then:

          (i) the Distribution Payment Date for the affected Distribution Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the distribution to be paid using their reasonable best efforts;

          (ii) the affected Distribution Period shall end on the day it would have ended had such event not occurred and the Distribution Payment Date had remained the scheduled date; and

          (iii) the next Distribution Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Distribution Payment Date remained the scheduled date.

                                   APPENDIX B

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - Bonds rated B are more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - Bonds rated CC are currently highly vulnerable to nonpayment.

     C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

     B - Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D - A short-term obligation rated 'D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

     Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

     FITCH INVESTMENT GRADE BOND RATINGS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

     Rating Watch: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'DDD,' 'DD,' or 'D' categories.

     NR: Indicates that Fitch does not rate the specific issue. Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F1+'.

     F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F1+' and 'F1' ratings.

     F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

     NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                            PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS


The following audited financial statement has been incorporated by reference into the Registration Statement as described on page 21 of the Statement of Additional Information and the unaudited financial statements are included in this Registration Statement beginning on page F-1 of the Statement of Additional Information:

(i)      Statement of Assets and Liabilities as of April 23, 2004 (audited);

(ii)     Notes to Financial Statement April 23, 2004 (audited);

(iii)    Portfolio of Investment as of May 6, 2004 (unaudited);

(iv)     Statement of Assets and Liabilities as of May 6, 2004
         (unaudited);

(v) Statement of Operations for the period April 27, 2004 to May 6, 2004 (unaudited);

(vi) Statement of Changes in Net Assets for the period April 27, 2004 to May 6, 2004 (unaudited);

(vii)   Notes to Interim Financial Statements May 6, 2004 (unaudited); and

(viii) Financial Highlights for the period April 27, 2004 to May 6, 2004 (unaudited).


Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2) EXHIBITS


   EXHIBIT
     NO.                                   DESCRIPTION OF EXHIBITS.
     ---                                   ------------------------
(a)(1)          Agreement and Declaration of Trust of the Registrant dated January 27, 2004. (1)
(a)(2)          Amendment No. 1 to Declaration of Trust of the Registrant.(3)
(b)             Form of Amended and Restated Bylaws of the Registrant. (filed herein)
(c)             Not applicable.
(d)             Agreement and Declaration of Trust of the Registrant dated January 27, 2004; Form of Amended and
                Restated Bylaws of the Registrant - filed as exhibits (a)(1) and (b).
(e)             Form of Dividend Reinvestment Plan. (1)
(f)             Not applicable.
(g)             Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc. (1)
(h)             Form of Preferred Shares Underwriting Agreement -- to be filed by amendment.
(i)             Not applicable.
(j)             Form of Custody Agreement between the Registrant and State Street Bank and Trust Company. (3)
(k)(1)          Form of Transfer Agency and Service Agreement between the Registrant and EquiServe Trust
                Company, N.A.(3)
(k)(2)          Form of Administrative Services Agreement between the Registrant and RMR Advisors, Inc. (1)
(k)(3)          Form of Subadministration Agreement between RMR Advisors, Inc. and State Street Bank and Trust
                Company. (3)
(k)(4)          Form of Auction Agency Agreement with respect to Registrant's Preferred Shares --to be filed by amendment.
(k)(5)          Form of Broker-Dealer Agreement with respect to Registrant's Preferred Shares --to be filed by amendment.
(l)             Opinion and consent of Sullivan & Worcester LLP--to be filed by amendment.
(m)             Not applicable.
(n)             Consent of Auditors. (filed herein)
(o)             Not applicable.
(p)(1)          Initial Subscription Agreement between the Registrant and RMR Advisors, Inc. (1)
(p)(2)          Initial Subscription Agreement between the Registrant and RMR Advisors, Inc. (3)
(q)             Not applicable.
(r)(1)          Code of Ethics of the Registrant and RMR Advisors, Inc. (3)
(s)(1)          Power of Attorney, dated March 25, 2004, by Barry M. Portnoy. (2)
(s)(2)          Power of Attorney, dated March 25, 2004, by Gerard M. Martin. (2)
(s)(3)          Power of Attorney, dated March 25, 2004, by Frank J. Bailey. (2)
(s)(4)          Power of Attorney, dated March 25, 2004, by John L. Harrington. (2)
(s)(5)          Power of Attorney, dated March 25, 2004, by Arthur G. Koumantzelis. (2)


(1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-112389, filed on February 2, 2004.

(2) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 2 to its Initial Registration Statement on Form N-2, File No. 333-112389, filed on March 29, 2004.


(3) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 3 to its Initial Registration Statement on Form N-2, File No. 333-112389, filed on April 20, 2004.

ITEM 25.  MARKETING ARRANGEMENTS

          See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement:

Registration fees                                                               $      *
National Association of Securities Dealers, Inc. fee                            $      *
American Stock Exchange listing fee                                             $      *
Printing (other than stock certificates)                                        $      *
Accounting fees and expenses                                                    $      *
Legal fees and expenses                                                         $      *
Underwriter expense reimbursement                                               $      *
Miscellaneous                                                                   $      *
Total                                                                           $      *

----------
*  To be filed by amendment

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.


ITEM 28.  NUMBER OF HOLDERS OF SECURITIES (AS OF MAY 6, 2004)



TITLE OF CLASS                                                                  NUMBER OF RECORD HOLDERS
--------------                                                                  ------------------------
Common Shares, par value $0.001 per share                                                   2

Preferred Shares, par value $0.0001 per share                                               0


ITEM 29. INDEMNIFICATION

Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith.
Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Underwriting Agreement to be filed in response to Item 24(h) is expected to contain provisions requiring indemnification of underwriters by the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Auction Agency Agreement is expected to contain provisions for the indemnification of the Registrant's transfer agent with respect to the Preferred Shares.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "ADMINISTRATIVE SERVICES" in the Statement of Additional Information forming part of this Registration Statement.

The information as to the directors and officers of RMR Advisors, Inc. is set forth in RMR Advisors, Inc.'s Form ADV filed with the SEC on November 7, 2003 (File No. 801-62519) and as amended through the date hereof is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Registrant:                      RMR Hospitality and Real Estate Fund
                                 400 Centre Street
                                 Newton, Massachusetts 02458

Investment Advisor:              RMR Advisors, Inc.
                                 400 Centre Street
                                 Newton, Massachusetts 02458

Transfer Agent for               EquiServe Trust Company, N.A.
Common Shares:                   EquiServe, Inc.
                                 150 Royall Street
                                 Canton, Massachusetts 02021


Transfer Agent for               The Bank of New York
Preferred Shares:                Corporate Trust Administration
                                 101 Barclay Street
                                 New York, New York 10286


Custodian and                    State Street Bank and Trust Company
Subadministrator:                225 Franklin Street
                                 Boston, Massachusetts 02110

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. UNDERTAKINGS

     (1) The Registrant undertakes to suspend the offering of its shares until the Registrant amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not Applicable.

     (3) Not Applicable.

     (4) Not Applicable.

     (5) The Registrant undertakes that:

          (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 11th day of May, 2004.


                              RMR HOSPITALITY AND REAL ESTATE FUND

                              By: /s/ Thomas M. O'Brien
                                  ---------------------
                                  Thomas M. O'Brien
                                  President


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 11th day of May, 2004.



SIGNATURE                                  TITLE                   DATE
/s/ Thomas M. O'Brien
---------------------
Thomas M. O'Brien                          President               May 11, 2004


/s/ Mark L. Kleifges
--------------------
Mark L. Kleifges                           Treasurer               May 11, 2004


/s/ Barry M. Portnoy
--------------------
Barry M. Portnoy*                          Trustee                 May 11, 2004


/s/ Gerard M. Martin
--------------------
Gerard M. Martin*                          Trustee                 May 11, 2004


/s/ Frank J. Bailey
-------------------
Frank J. Bailey*                           Trustee                 May 11, 2004


/s/ John L. Harrington
----------------------
John L. Harrington*                        Trustee                 May 11, 2004


/s/ Arthur G. Koumantzelis
--------------------------
Arthur G. Koumantzelis*                    Trustee                 May 11, 2004



* By:    /s/ Thomas M. O'Brien
         ---------------------
         Thomas M. O'Brien
         Attorney-in-fact

*Thomas M. O'Brien, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                                  EXHIBIT INDEX


Exhibit No.                  Description of Exhibits.
-----------                  ------------------------
(b)                          Form of Amended and Restated Bylaws of the Registrant.
(n)                          Consent of Auditors.

                                       -1-